As filed with the Securities and Exchange Commission on February 25, 2005.
                                                   File No.  2-88543
                                                   File No. 811-3931
===========================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -----------
                                   FORM N-1A

    Registration Statement Under The Securities Act of 1933
                Pre-Effective Amendment No.                           [ ]
                Post-Effective Amendment No. 24                       [X]
                                     and/or
    Registration Statement Under The Investment Company Act of 1940
                Amendment No. 24                                      [X]
                     (Check appropriate box or boxes.)

                            ------------------
                             CLIPPER FUND, INC.
            (Exact Name of Registrant as Specified in Charter)
       9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210
            (Address of Principal Executive Offices) (Zip Code)
      Registrant's Telephone Number, including Area Code: (800)776-5033
                            ------------------
Name and Address of Agent for Service:       Copies to:
-------------------------------------        ---------
JAMES H. GIPSON                             MR. MICHAEL GLAZER, ESQ.
9601 Wilshire Boulevard, Suite 800          Paul Hastings, Janofsky & Walker LLP
Beverly Hills, California  90210            515 South Flower St., 25th Floor
                                            Los Angeles, CA 90071

                            -------------------
                Approximate Date of Proposed Public Offering:
                                   Continuous.

          It is proposed that this filing will become effective
                          (check appropriate box)
                 [ ]  immediately  upon filing  pursuant to paragraph (b)
                 [ ] on (date)  pursuant  to  paragraph  (b)
                 [ ] 60 days  after  filing pursuant  to  paragraph  (a)(1)
                 [X] on May 1, 2005  pursuant to paragraph (a)(1)
                 [ ] 75 days after filing pursuant to paragraph (a)(2)
                 [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

          If appropriate, check the following box:
                 [    ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

  -----------------------------------------------------------------------------

                                     PART A.

                               [CLIPPER FUND LOGO]



                                   PROSPECTUS

                                __________, 2005





This prospectus contains important information about the Fund. Before you invest, please read the prospectus carefully, paying particular attention to the risks involved. Keep the prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any statement to the contrary is a criminal offense.

                               Shares of the Fund:

--------------------------------------------------------------------------------
   Are Not a Bank Deposit       Are Not FDIC Insured          May Lose Value
--------------------------------------------------------------------------------


                                       .1

                                TABLE OF CONTENTS

                                                                            PAGE


RISK/RETURN SUMMARY............................................................1

        Investment Objective...................................................1

        Principal Investment Strategies........................................1

        Principal Risks........................................................2

        Reducing Risk..........................................................2

        Who Should Invest......................................................3

        Historical Performance.................................................3

FEES AND EXPENSES..............................................................4

INVESTMENT OBJECTIVE AND STRATEGIES............................................5

        Investment Objective...................................................5

        Investment Strategies..................................................6

        Other Types of Investments.............................................6

MANAGEMENT.....................................................................6

        Adviser ...............................................................6

        Adviser's Fee..........................................................7

        Portfolio Managers of the Fund.........................................7

        Other Service Providers................................................8

SHAREHOLDER INFORMATION........................................................8

        Investment Minimums....................................................9

        Types of Accounts......................................................9

        Purchasing Shares Directly from the Fund..............................10

        Purchasing (and Redeeming) Shares Through Third Parties...............11

        Automatic Investment Plan ("AIP").....................................12

        Customer Identification and Anti-Money Laundering.....................12

        Selling (Redeeming) Shares............................................13

        Systematic Withdrawal Plan ("SWP")....................................14

        Signature Guarantees..................................................14

        Involuntary Redemption................................................15

        Redemptions-In-Kind...................................................15

        Additional Redemption Information.....................................15

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE


        How Fund Shares are Priced............................................15

        Frequent Purchases and Redemptions of Fund Shares.....................16

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES...............................17

        Dividends.............................................................17

        Capital Gains.........................................................17

        Buying a Dividend.....................................................17

        Reinvestment of Dividends and Capital Gain Distributions..............17

        Taxes   ..............................................................18

OTHER SHAREHOLDER INFORMATION.................................................18

        Social Security Number/Taxpayer Identification Number.................18

STATEMENTS AND REPORTS........................................................19

        Household Mailings....................................................19

        Electronic Delivery of Reports and Prospectus.........................19

        Disclosure of Portfolio Holdings......................................19

        Emergency Circumstances...............................................19

        Statement of Additional Information (SAI).............................20

FINANCIAL HIGHLIGHTS..........................................................20

RISK/RETURN SUMMARY

        The following is a summary of certain key information about Clipper Fund, Inc. (the "Fund"). The Fund is an open-end management investment company. You will find additional information about the Fund, including a more detailed description of the principal risks of an investment in the Fund, after this summary. Pacific Financial Research, Inc. ("PFR" or the "Adviser") is the Fund's investment adviser.

Investment Objective

        The Fund seeks long-term capital growth and capital preservation.

Principal Investment Strategies

        Value Investing. The Adviser seeks to invest the Fund's assets primarily in common stocks of large U.S. companies (generally, companies with market capitalizations of $5 billion or more at the time of initial purchase) that are trading at prices significantly below the Adviser's estimate of their intrinsic values. Through its research, the Adviser identifies securities that it believes will outperform the S&P 500 Index over the long term (generally three to five years). The S&P 500 Index is a widely recognized barometer of U.S. stock market performance that is dominated by the securities of large U.S. companies. The Adviser looks for common stocks that it believes will have future financial results that are not reflected in their current market prices. The Adviser's investment management approach may be described as contrarian in nature because it generally focuses on companies which are out of favor with other investors. The Adviser believes that the stock market will ultimately adjust to reflect the Adviser's estimate of the intrinsic values of these companies.

        Non-diversification. The Fund is non-diversified, which means the securities laws do not limit the percentage of its assets that it may invest in any one company. The Adviser believes that concentrating the Fund's portfolio in a select, limited number of securities allows the Adviser's best ideas to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio generally contains between 15 and 35 securities rather than hundreds of securities; however, it may contain fewer than 15 securities or more than 35 securities if considered prudent and desirable by the Adviser.

        Cash Positions. If the Adviser is unable to find investments it believes are selling at discounts to their intrinsic values, then, consistent with the Fund's objective of capital preservation, a significant portion of the Fund's assets may be invested in cash or cash equivalents. In other words, the Fund will not always stay fully invested in stocks. In the past, the Fund has from time to time held as little as 39% of its assets in equities. As discussed further in "Fixed Income" below, the Adviser may invest some or all of the Fund's cash position in fixed income securities.

        Fixed Income. During periods when the Adviser is unable to find stocks that meet its investment criteria, the Adviser may invest some or all of the Fund's cash position in fixed income securities. These fixed income securities may range in maturity from very short term (12 months or less) to much longer term (30 years or more). A more complete description of the types of fixed income securities that the Fund may hold is included in the Fund's Statement of

Additional Information ("SAI"). You may request a copy of the SAI, free of charge, by calling (800) 776-5033.

Principal Risks

        Although the Fund makes every effort to achieve its investment objective, there is no guarantee that it will do so, and you could lose money by investing in the Fund. The following are the principal risks of investing in the Fund.

        Market Risk. The Fund invests in common stocks. Stock prices may decline significantly over short or extended periods of time in response to company, market, or economic news. Price changes may affect markets worldwide, or only foreign or domestic markets, or only the markets for certain types of securities such as value stocks.

        Industry Risk. Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are likely to react similarly to industry-specific market or economic developments. The Fund may at times have significant exposure to companies in a single industry.

        Risk of Value Investing. Value stocks can remain undervalued for years and may never reach what the Adviser believes are their full intrinsic values, or, as with any security may decline in value. In addition, value stocks may fall out of favor with investors and may underperform growth stocks during given periods.

        Non-Diversification Risk. While the Fund's strategy of concentrating its investments in a limited number of securities has the potential to generate attractive returns over time, it may increase the volatility of the Fund's investment performance as compared to funds that invest in larger numbers of securities. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of securities.

        Non-Equity Risk. When the Fund's investments in cash or other non-equity securities increase, the Fund may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

        Fixed Income Risk. Fixed income securities are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. The Fund could lose money if the issuers cannot meet their financial obligations or go bankrupt.

Reducing Risk

        The Adviser attempts to reduce risk principally through diligent research into the operational and financial risks of the companies whose stock is held by the Fund. The Adviser requires a significant discount from intrinsic value before purchasing a stock, to achieve a margin of safety, and employs significant positions in cash and/or fixed income securities when stocks appear to be overvalued. There is no assurance these attempts to reduce risk to the Fund's portfolio will be successful.

Who Should Invest

        The Fund's value strategy emphasizes investing for the long-term. The Adviser has found that generally it takes several years for the gap between an undervalued security's price and the Adviser's estimate of its intrinsic value to close, if at all. Therefore, the Fund is intended for investors with a long-term investment horizon. The Fund is not managed for short-term results and is not appropriate for short-term investors or those trying to "time" the market.

Historical Performance

        The following tables provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund's average annual total returns for 1, 5, and 10 years and over the life of the Fund compare to the returns of a broad-based securities market index and a peer group of actively managed large-cap value mutual funds. The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

                           Year by Year Total Returns

                   [INSERT BAR CHART]

                 ---------------------------- ---------------------------
                            Year                        Return
                 ---------------------------- ---------------------------
                            1995                        45.2%
                 ---------------------------- ---------------------------
                            1996                        19.4%
                 ---------------------------- ---------------------------
                            1997                        30.2%
                 ---------------------------- ---------------------------
                            1998                        19.2%
                 ---------------------------- ---------------------------
                            1999                        -2.0%
                 ---------------------------- ---------------------------
                            2000                        37.4%
                 ---------------------------- ---------------------------
                            2001                        10.3%
                 ---------------------------- ---------------------------
                            2002                        -5.5%
                 ---------------------------- ---------------------------
                            2003                        19.3%
                 ---------------------------- ---------------------------
                            2004                        ____%
                 ---------------------------- ---------------------------

                        Best and Worst Quarterly Returns


                 ----------------------------- -------------------------
                       Best - [9/30/00]                [16.2%]
                 ----------------------------- -------------------------
                      Worst - [9/30/02]                [-12.3%]
                 ----------------------------- -------------------------


Average Annual Total Returns - (as of 12/31/04)
                                                                                      Since
                                                                                     Inception
                                                       1 Year    5 Years   10 Years  (2/29/84)
------------------------------------------------------------------------------------------------
Clipper Fund(SM)

   Return Before Taxes

   Return After Taxes on Distributions

   Return After Taxes on Distributions and Sale of

   Fund Shares

Morningstar Large Value Funds Peer Group

S&P 500 Index


After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average annual total return measures annualized change while total return measures aggregate change.

The Morningstar Large Value Funds Peer Group comprises those actively managed large-cap value mutual funds monitored by Morningstar; the Peer Group is unmanaged and as of December 31, 2004, included 1,134 mutual funds. The Peer Group returns reflect deductions for fees and expenses, but not for taxes.

The S&P 500 Index is an unmanaged total return index of 500 companies widely recognized as representative of the equity market in general. Index returns do not reflect deductions for fees, expenses or taxes. You cannot invest directly in an index.

FEES AND EXPENSES

        The following tables describe the fees and expenses you may pay if you buy, sell or hold shares of the Fund.

Shareholder Fees (paid directly from your investment)


--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                         None

Maximum Deferred Sales Charge (Load)                                     None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other    None
Distributions

Redemption Fee                                                           None

Exchange Fee                                                             None

Maximum Account Fee                                                      None

Annual Fund Operating Expenses (deducted from the Fund's assets)


--------------------------------------------------------------------------------
Management Fee                                                           1.00%

Distribution (12b-1) Fees                                                None

Other Expenses                                                           [    ]%

Total Annual Fund Operating Expenses                                     [    ]%

Expenses Paid Indirectly (1)                                             [    ]%

Net Annual Fund Operating Expenses                                       1.12%

1 The Fund participates in its custodian's commission recapture program. Through the commission recapture program, the Fund receives cash credits from commissions on securities transactions, which it uses to reduce operating expenses. The program enables the Fund to obtain best execution of the Fund's portfolio trades while reducing expenses by rebating a portion of trading commissions directly to the Fund.

        Cost Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

        The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (as a percentage of net assets) remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                       1 Year    3 Years   5 Years    10 Years
------------------------------------------------------------------------------------------------
Clipper Fund(SM)                                       $         $         $          $

The above example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

INVESTMENT OBJECTIVE AND STRATEGIES

        This section takes a closer look at the Fund's investment objective and principal strategies. There can, of course, be no assurance that the Fund will achieve its investment objective.

Investment Objective

        The Fund's investment objective is long-term capital growth and capital preservation. This objective is fundamental and may not be changed without shareholder approval. Certain of the Fund's investment strategies or policies are also fundamental and may not be changed without shareholder approval. The Fund's Board of Directors (the "Board"), which oversees management of the Fund, may change the Fund's non-fundamental investment strategies or policies in the interest of shareholders without shareholder approval. The Fund's SAI contains further information on these policies. You may request a copy of the SAI, free of charge, by calling (800) 776-5033. The SAI is also available on the Fund's website at www.clipperfund.com.

Investment Strategies

        In pursing its investment objective, the Fund focuses on common stocks that the Adviser believes will have future financial results that are not reflected in their current market prices. Although the Fund mainly invests in U.S. stocks, it may also invest in foreign securities traded on U.S. or foreign markets. Factors the Adviser may consider in choosing investments include balance sheet strength, ability to generate earnings and excess cash flow, current dividend income, competent and seasoned management, and company specific developments that may have caused poor performance in the past.

        Through careful analysis, the Adviser attempts to quantify the intrinsic value of each company it considers as a potential investment. The Adviser compares its estimate of intrinsic value with the market price of the company's stock, and decides whether to purchase the stock mainly on the basis of how attractive this comparison is in relation to similar comparisons for other potential investments. Because the Fund's selections are determined by an analysis of each individual security, the Fund's composition may differ substantially from the overall market's characteristics. For example, the proportion of the Fund's assets invested in a particular industry may be significantly greater or less than that industry's proportion of the overall stock market. The Adviser does not try to make investment decisions based on short-term market trends. If the Adviser does not find attractively priced stocks, the Fund's cash levels (and/or fixed income holdings) may increase.

        The Adviser uses a disciplined trading strategy for purchasing and selling securities for the Fund. The Adviser establishes price limits based on its estimates of the intrinsic values of the securities. Although the Fund invests with a long-term time horizon, the Adviser may sell a stock if its market price appears to approach its intrinsic value, if other securities appear to be more favorably priced, or if the reasons for which the security was purchased no longer hold true. The Adviser monitors the Fund's holdings and adjusts a position's price targets as warranted to reflect changes in a company's fundamental characteristics. This investment discipline, however, is no guarantee by the Adviser against a loss of capital.

Other Types of Investments

        Although the Fund invests primarily in equity securities, such as stocks and securities convertible into stocks, the Fund has the flexibility to invest in other types of securities when the Adviser is unable to find stocks meeting its investment criteria. Such other types of securities include fixed income securities, including high-yield/high-risk securities (junk bonds).

        See the SAI for additional information on the types of securities in which the Fund may invest.

MANAGEMENT

Adviser

        The Fund's investment adviser, Pacific Financial Research, Inc., was founded in 1980. In addition to managing the Fund, PFR provides investment advisory services to other institutional clients, including mutual funds, endowment funds, employee benefit plans, and foundations.

PFR is located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210. It is a wholly owned subsidiary of Old Mutual (US) Holdings Inc. d/b/a Old Mutual Asset Management, the U.S.-based asset management division of Old Mutual plc, a London Stock Exchange-listed global financial services organization. As of [ _______, 2005], PFR managed approximately $[18.4] billion in assets.

        As the Fund's investment adviser, PFR is responsible for investing and reinvesting the Fund's assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In choosing broker-dealers to handle portfolio securities transactions, PFR seeks to obtain the best price and most favorable execution available. Subject to this policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers who have provided investment research for the benefit of the Fund and/or other accounts over which PFR exercises investment and brokerage discretion.

        PFR must adhere to the stated investment objective and policies of the Fund, and is subject to supervision by the Fund's Board. See the SAI for more detailed information about the Board and the Adviser.

Adviser's Fee

        For its services the Adviser receives from the Fund a management fee at an annual rate of 1.00% of the Fund's average daily net assets.

Portfolio Managers of the Fund

        The portfolio managers responsible for overseeing the Fund's investments are James H. Gipson, Michael C. Sandler, Douglas W. Grey, Bruce G. Veaco, Nugroho (Dede) Soeharto, Peter J. Quinn, and Kelly M. Sueoka.

        James H. Gipson founded PFR in 1980. He is President and Chairman of the Fund's Board and is President and Chief Executive Officer and a principal of PFR. Mr. Gipson received his B.A. and M.A. degrees in Economics with honors from the University of California, Los Angeles, and his M.B.A. degree with honors from Harvard Business School. He is the author of Winning the Investment Game: A Guide for All Seasons.

        Michael C. Sandler joined PFR as an analyst in 1984. He currently is a Vice President of the Fund and is a Vice President and a principal of PFR. Mr. Sandler received his B.B.A. degree with distinction, and his M.B.A. and J.D. degrees from the University of Iowa.

        Douglas W. Grey joined PFR as an analyst in 1986. He currently is a Vice President and a principal of PFR. Mr. Grey graduated cum laude from Vanderbilt University with a B.E. degree in Mechanical/Materials Engineering and Economics and received his M.B.A. degree from the University of Chicago.

        Bruce G. Veaco, CPA joined PFR as an analyst in 1986. He currently is Chief Financial Officer and a Vice President and principal of PFR. Mr. Veaco graduated summa cum laude from the University of California, Los Angeles with a B.A. degree in Economics and received his M.B.A. degree from Harvard Business School.

        Nugroho (Dede) Soeharto joined PFR as an analyst in 1987. He currently is a Vice President and a principal of PFR. Mr. Soeharto received his B.S. degree in Chemistry from Bates College and his M.B.A. degree from Babson College.

        Peter J. Quinn joined PFR as an analyst in 1987. He currently is a Vice President and a principal of PFR. Mr. Quinn received his B.S. degree in Finance from Boston College and his M.B.A. degree from the Peter F. Drucker School of Management.

        Kelly M. Sueoka joined PFR as an analyst in 1995. He currently is a Vice President and a principal of PFR. Mr. Sueoka received his B.S. degree magna cum laude in Aerospace Engineering from the University of Michigan and his M.B.A. degree from the University of Chicago.

        Each portfolio manager analyzes companies within designated industry sectors in the Fund's investible universe - generally companies with market capitalizations in excess of $5 billion at the time of purchase. When a portfolio manager identifies a company as a potential investment, he serves as its "proponent" and works with another portfolio manager who serves as a "devil's advocate" to challenge the proponent's assumptions and conclusions. The two-person team conducts extensive fundamental research on the company under consideration. In addition to building financial models to help identify areas of concern, the team visits with management and may meet with competitors and customers in order to better understand the business. Each two-person team presents its conclusions to the President who, as the Adviser's lead portfolio manager, makes the final decision whether the Fund will invest in, or sell a security. In making such decisions, the President may also consult with any of the other portfolio managers. The Adviser believes that using small teams rather than an investment committee allows it to rapidly and effectively capitalize on opportunities.

Other Service Providers

        State Street Bank and Trust Company ("State Street") is the Fund's administrator. Its address is Post Office Box 1713, Mutual Funds Operations-P2N, Boston, Massachusetts 02105. State Street also is custodian of the Fund's assets and provides accounting services to the Fund.

        Boston Financial Data Services (the "Transfer Agent") is the Fund's transfer agent. Its address is 330 West 9th Street, 4th Floor, Kansas City, MO 64105.

        The SAI has more information about the Fund's service providers.

SHAREHOLDER INFORMATION

        This section explains how Fund shares are priced, how to buy and sell shares, the different types of accounts you can establish with the Fund, the services and features you can establish on your account, and account fees and policies that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.

        As discussed in detail below in connection with requests to purchase and redeem Fund shares, the phrase good order means that the request must include:

        o  Share certificates, if issued;

        o A letter of instruction specifying the number of shares or dollar amounts to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

        o A signature guarantee under the circumstances described in "Signature Guarantees" below; and

        o Any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodians, corporations, pension and profit sharing plans and other organizations.

        See also "Customer Identification and Anti-Money Laundering" below.

Investment Minimums

                                                 Regular         IRA
                  Minimums                       Account       Account
                  ---------------------------------------------------------
                  To Open an Account             $25,000        $4,000
                  To Add to an Account           $1,000          $500

        Accounts opened through third parties such as broker-dealers or banks may be subject to different minimums for initial and subsequent purchases. The Fund may waive its minimum purchase requirement if it considers such waiver to be in the best interests of the Fund and its shareholders.

Types of Accounts

        Regular Accounts

        o Individual or Joint Ownership. You must include the name, birth date and Social Security number of each owner on the Account Application.

        o Gift or Transfer to Minor (UGMA/UTMA). An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open this type of an account, you must include the custodian's and minor's names, birth dates, and Social Security numbers on the Account Application.

        o Trust. An established trust can open an account. You must include the name, birth date, and Social Security number of each trustee, together with the name of the trust, and the date of the trust agreement. You must also include a copy of the first, last and signature pages of the trust agreement.

        o Business Accounts. Corporations or partnerships may also open an account. You must include the name, birth date, and Social Security number of each officer on the

           Account Application. An authorized officer of the corporation or a general partner of the partnership must sign the Application. If you are opening an account for a corporation, a copy of its certified articles of incorporation or its business license must be attached to the Application. If you are opening an account for a partnership, a copy of its partnership agreement must be attached.

           Retirement Accounts

        o Traditional or Roth IRA. Retirement plans protect investment income and capital gains from current taxes. Contributions to these accounts may be tax deductible. Retirement accounts require special account applications. Please refer to the Fund's Information Kit on IRAs. You can obtain an IRA Information Kit, along with the Account Application and the prospectus, by calling (800) 776-5033 or visiting the Fund's website at www.clipperfund.com.

        o Simplified Employee Pension Plan (SEP). SEPs allow small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any other eligible employees. Please refer to the Fund's Information Kit on IRAs.

Purchasing Shares Directly from the Fund

        o There are no sales charges to purchase shares of the Fund. You do not pay sales commissions or 12b-1 marketing fees.

        o Your purchase request will be processed at the net asset value per share ("NAV") next calculated after your order is received in good order (as defined in "Shareholder Information" above) and accepted by the Transfer Agent. In other words, purchase orders received by the close of the regular trading session of the NYSE (4:00 p.m. Eastern
           Time) will be invested at the NAV calculated after the NYSE closes on that day; purchase orders received after the close of the NYSE will be executed at the NAV computed on the next day the NYSE is open.

        o  Purchases must be in U.S. dollars.

        o  You may pay for shares of the Fund by check or by wire transfer.

        o The Fund does not accept cash, credit cards, money orders, starter checks, third-party checks, travelers checks, checks drawn on banks outside the U.S., or other checks deemed to be high risk by the Transfer Agent.

        Purchasing Shares by Mail

        Complete and sign an Account Application and mail it with a check made payable to "Clipper Fund, Inc." to the following address:

        Clipper Fund, Inc.
        c/o Boston Financial Data Services, Inc.
        P.O. Box 219152
        Kansas City, MO 64121-9152

        Or via overnight mail:

        Clipper Fund, Inc.
        c/o Boston Financial Data Services, Inc.
        330 West 9th Street, 4th Floor
        Kansas City, MO 64105

You can obtain an Account Application along with the prospectus by calling (800) 776-5033 or visiting the Fund's website at www.clipperfund.com.

        Purchasing Shares by Wire

        You may also purchase shares of the Fund by wiring money from your bank account to your Fund account. Call the Transfer Agent at (800) 432-2504 to receive wiring instructions.

Purchasing (and Redeeming) Shares Through Third Parties

        o Shares of the Fund may be purchased through a broker-dealer, bank or other financial intermediary, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (collectively, "Service Agents") which have established shareholder servicing relationships with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Fund shares and may charge transaction or other account fees. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Service Agents may receive compensation from the Fund and/or the Adviser for shareholder recordkeeping and similar services in amounts based on the total assets of such firms' customers invested in the Fund.

        o Certain Service Agents may enter into agreements with the Fund that permit them to confirm orders for their customers by phone with payment to follow in accordance with the procedures of the Fund's Transfer Agent. If the Transfer Agent does not receive payment, the transaction may be cancelled and the Service Agent could be held liable for resulting fees or losses.

        o Once you have established an account through a Service Agent, any subsequent transactions or inquiries with respect to the account must be made through such Service Agent.

        o If one mutual fund sponsor provides greater financial assistance than another, your Service Agent may have an incentive to recommend one mutual fund complex over another. Please speak with your financial adviser at your Service Agent to learn more about the total amounts paid to your financial adviser and his or her firm by the Fund and/or the Adviser and by sponsors of other mutual funds he or she may recommend to you. You should also review disclosures made by your financial adviser at the time of purchase.

Automatic Investment Plan ("AIP")

        Shareholders may choose to participate in the Fund's Automatic Investment Plan. Once the minimum initial investment has been made ($25,000 Regular; $4,000 IRA), you may elect to purchase shares automatically at regular intervals, subject to a $200 minimum monthly investment. To establish an AIP, you must complete the corresponding section on the Account Application. You may cancel your participation or change the amount of your purchase at any time by calling the Transfer Agent at (800) 432-2504 or by written notification. The Fund may modify or terminate this option at any time, or may charge a service fee.

Customer Identification and Anti-Money Laundering

        To help the U.S. Government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act of 2001 (the "PATRIOT Act") and federal regulations require financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens a new account, and to determine, among other things, whether such person's name appears on U.S. Government lists of known or suspected terrorists and terrorist organizations. Accordingly, the following information is required to open an account, whether directly with the Fund or through a Service Agent:

        o  Name;

        o  Date of birth;

        o Permanent street address (a mailing address containing a P.O. Box will not be accepted for purposes of opening an account); and

        o Social Security number, taxpayer identification number, or other identifying number.

        Accounts opened Directly with the Fund

        Accounts opened directly with the Fund are opened through the Fund's Transfer Agent. In order to comply with the PATRIOT Act, the Transfer Agent will verify certain information on your Account Application. As requested on the Application, be sure to provide the information listed above. You may be asked to provide certain other documentation (such as a driver's license or a passport) in order to verify your identity. Additional information may be required to open accounts for corporations and other non-natural persons.

        If you do not supply the necessary information, the Transfer Agent may not be able to open your account. Please contact the Transfer Agent if you need additional assistance when completing your Application. If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Transfer Agent reserves the right to close your account or take any other action it deems reasonable or required by law.

        Accounts opened through Service Agents

        When you open an account through a Service Agent, you will have to provide the same information listed above and any additional information as may be required by your Service Agent. This information is subject to verification by the Service Agent to ensure the identity of all persons opening accounts.

        The ability of the Fund to verify customer identification information through omnibus accounts is limited, and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in money laundering activities through omnibus accounts or to curtail such activities.

Selling (Redeeming) Shares

        o  You may redeem all or a portion of your Fund shares at any time.

        o Your redemption request will be processed at the NAV next calculated after the Transfer Agent receives all required documents in good order (as defined in "Shareholder Information" above).

        o If shares are held in certificate form, the certificate must be returned in order to redeem.

        Selling Shares by Mail

        Send requests to sell shares directly to the Transfer Agent at the address referenced above under "Buying Shares by Mail." Redemption requests made by fax are not acceptable. The sale price of your shares will be the Fund's NAV next calculated after the Transfer Agent receives all required documents in good order.

        Selling Shares by Telephone

        To sell shares by telephone you must:

        o Pre-establish the telephone redemption privilege and wiring instructions (if applicable) by completing the appropriate section of the Account Application; and

        o Call the Transfer Agent at (800) 432-2504 by the close of the regular trading session of the NYSE (normally 4:00 PM Eastern time).

        The Transfer Agent will employ reasonable procedures to confirm that instructions received by telephone are valid. The Fund and the Transfer Agent will not be responsible for any losses resulting from unauthorized transactions when procedures reasonably designed to verify the identity of the caller are followed. Please note that the telephone redemption privilege is not available for IRA accounts.

Systematic Withdrawal Plan ("SWP")

        Shareholders with a balance of $25,000 may choose to participate in the Fund's Systematic Withdrawal Plan. This option allows you to make regular automatic withdrawals from your account. Withdrawals are processed on the 10th day of each month. To establish a SWP, you must complete the corresponding section on the Account Application. You may cancel your participation or change the amount of withdrawal at any time by calling the Transfer Agent at (800) 432-2504 or by written notification. The Fund may modify or terminate this option at any time, or may charge a service fee.

Signature Guarantees

        A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. A signature guarantee is required if any of the following is applicable:

        o  You request a redemption by check that exceeds $100,000.

        o You would like a check made payable to anyone other than the shareholder(s) of record.

        o You would like a check mailed to an address which has been changed within 10 days of the redemption request.

        o You would like a check mailed to an address other than the address of record.

        o  Establishing certain services after the account is opened.

        The Fund reserves the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds. See "Emergency Circumstances" below.

        Signature guarantees can be obtained from most domestic banks, credit unions or savings associations, or from broker-dealers, national securities exchanges, registered securities exchanges, registered securities associations, clearing agencies, or other financial institutions that participate in a Medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in a Medallion program will not be accepted. If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

        Notary publics cannot provide signature guarantees.

Involuntary Redemption

        The Fund reserves the right to redeem the shares held in any account if the account balance falls below the minimum initial investment requirement. Your account will not be closed if the drop below the minimum initial investment requirement is due to share price fluctuations. You will be given at least 60 days' written notice before involuntary redemptions are made. You may purchase shares to bring your account balance above the minimum during the 60-day grace period.

Redemptions-In-Kind

        The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of calculating the Fund's NAV. If a payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash.

Additional Redemption Information

        Payment for redeemed shares will normally be made on the next business day after redemption, but no later than seven days after the transaction. However, redemption proceeds for newly purchased shares may be delayed up to fifteen days after the purchase of the shares, pending verification that your check has cleared. Please note that the Fund seeks to prohibit short-term trading, as described under "Frequent Purchases and Redemptions of Fund Shares" below, and if you redeem newly purchased shares, the Fund reserves the right to reject any further purchase orders from you.

        The Transfer Agent will wire redemption proceeds only to a pre-established bank account. During periods of significant economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone at (800) 432-2504, the redemption request may be delivered to the Transfer Agent at the address referenced above under "Buying Shares by Mail."

How Fund Shares are Priced

        o The Fund's share price, or NAV, changes daily. The price of shares you wish to purchase or redeem will be determined the next time the Fund's share price is calculated after the Fund's Transfer Agent receives your request in good order (as defined in "Shareholder Information" above).

        o The Fund's share price is calculated by dividing the value of all securities and other assets owned by the Fund, less the liabilities of the Fund, by the number of Fund shares outstanding.

        o The Fund's share price is calculated as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern
           Time) every day the NYSE is open.

        o The Fund's share price will not be calculated on holidays the NYSE observes, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving and Christmas.

        o The Fund's investments are primarily valued using market quotations. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Adviser. Short term instruments maturing within 60 days are valued at either original cost or amortized cost, both of which approximate current market value.

        o If market prices are not readily available for any securities in which the Fund has invested, those securities will be valued at fair value by or under the supervision of the Fund's Board of Directors and in accordance with Board-approved Pricing Policies and Procedures. These circumstances include, among others, the lack of available quotations for restricted or illiquid securities; trading halts in securities; and the Adviser's determination that a significant event has occurred after the close of a security's primary exchange or market (for example, a foreign exchange or market), but before the time the Fund's share price is calculated, which will have a material effect on the value of the security.

        o Despite the Fund's best efforts, there is an inherent risk that the fair value price of an investment may be higher or lower than the price the Fund would have received if it had sold the investment.

        See the SAI for more detailed information.

Frequent Purchases and Redemptions of Fund Shares

        The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. Short-term trading ("market timing") involves frequent purchases and redemptions of Fund shares and may harm long-term shareholders of the Fund by diluting the value of Fund shares held by long-term shareholders, interfering in the efficient management of the Fund's portfolio, and increasing brokerage and administrative costs. Accordingly, the Fund's Board has adopted a policy pursuant to which the Fund seeks to prohibit market timing. The Fund or its agents may reject, without any prior notice, any purchase orders by any investor or group of investors, including purchase orders that the Fund or its agents believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Fund. Orders placed by investors in violation of the excessive trading policies may be revoked or cancelled, without prior notice, by the Fund on the next business day after receipt of the order. Transactions placed by shareholders through omnibus accounts held by financial intermediaries may be rejected, without prior notice, in whole or in part by the Fund.

        Steps that the Fund has taken to identify and discourage frequent trading include periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading inappropriately. However, due to the complexity and subjectivity involved in identifying market timing or excessive trading activity, the variety of strategies to avoid detection, and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify and restrict shareholders engaged in such activity. Additionally, the Fund may be unable to monitor the trading activity of beneficial owners of Fund shares who hold those shares through third-party 401(k) and other group retirement plans and other omnibus arrangements maintained by broker-dealers and other financial intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase and redeem Fund shares without the identities of the individual shareholders being known to the Fund. Accordingly, the ability of the Fund to monitor and detect excessive trading activity through omnibus accounts is very limited, and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in such activity through omnibus accounts or to curtail such trading.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

        In addition to any increase in the value of shares which the Fund may achieve, you may receive dividends and capital gain distributions from the Fund.

Dividends

        Dividends from stocks and interest earned from other investments are the Fund's main sources of investment income. The Fund intends to distribute substantially all of its income, less expenses, at least annually as dividends to shareholders.

Capital Gains

        When the Fund sells portfolio securities it may realize a capital gain or loss, depending on whether the security is sold for more or less than its adjusted cost basis. Net realized capital gains, if any, will be distributed at least annually.

Buying a Dividend

        Purchasing shares of the Fund shortly before it makes dividends or capital gain distributions will have the effect of reducing the share price by the amount of the distribution. This is sometimes referred to as "buying a dividend" because although the distribution is in effect a return of a portion of the purchase price, it is taxable.

        Unless you are investing in a tax-deferred account such as an IRA, you may want to consider waiting to invest until after the Fund makes a distribution.

Reinvestment of Dividends and Capital Gain Distributions

        Dividends and capital gain distributions made by the Fund are automatically applied to purchase additional shares of the Fund at the share price on the payable date unless you elect to have distributions paid to you in cash. You may change whether distributions are reinvested or paid in cash at any time by writing to the Transfer Agent. Changes will be effective for distributions with a record date on or after the date the Transfer Agent receives your request.

Taxes

        Dividends paid from the Fund's net investment income and net short-term capital gains generally will be taxable as ordinary income, whether paid in cash or reinvested as additional shares. A portion of the dividends paid from the net investment income of the Fund may constitute "qualified dividends" eligible for the maximum federal income tax rate of 15%. The Fund will inform shareholders of any portion of its dividends that constitutes "qualified dividends."

        Distributions paid from the Fund's long-term capital gains and designated as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares.

        Gain or loss upon the sale of the Fund's shares will be treated as a capital gain or loss, provided that (as is usually the case) the shares represented a capital asset of the shareholder. The gain or loss will be considered long-term if you have held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short-term and taxed at the same rates as ordinary income.

        In January, you will be sent Form 1099-DIV, which includes information about the tax status of any dividend and capital gain distributions made to you during the previous year. This information is also reported to the Internal Revenue Service ("IRS").

        To the extent the Fund invests in foreign securities, it may be required to pay withholding and other taxes imposed by foreign countries.

        This prospectus gives only general tax information. Before you invest, consult your tax adviser on federal, state and local tax considerations for your specific situation.

OTHER SHAREHOLDER INFORMATION

Social Security Number/Taxpayer Identification Number

        The Fund is required to withhold and remit to the U.S. Treasury a percentage of dividend payments, capital gain distributions, and redemption proceeds at a rate set forth in applicable IRS rules and regulations for certain shareholders who have not certified that the Social Security number or taxpayer identification number ("TIN") they have supplied is correct and that they are not subject to backup withholding because of previous underreporting to the IRS. This backup withholding requirement generally does not apply to shareholders that are corporations or certain tax-exempt organizations.

        To avoid backup withholding you must certify on the Account Application that your Social Security number or TIN is correct and that you are not subject to backup withholding.

STATEMENTS AND REPORTS

        The Transfer Agent sends confirmation statements after each transaction affecting your share balance and/or account registration. An annual statement is sent detailing any dividends or distributions. The Fund also sends quarterly reports which provide, among other things, a list of the Fund's portfolio holdings.

Household Mailings

        To reduce Fund expenses, the Fund attempts to identify related shareholders within a household and to send only one copy of a shareholder report or prospectus per household. You can call the Fund at (800) 776-5033 or visit the Fund's website at www.clipperfund.com if you would like an additional free copy of a Fund shareholder report or prospectus.

        If you do not want the mailing of shareholder reports and prospectuses combined with other members in your household, contact the Fund at (800) 776-5033. Your request will become effective within 30 days.

Electronic Delivery of Reports and Prospectus

        If you purchased Fund shares through a brokerage firm or a financial institution, electronic delivery of the Fund's shareholder reports and prospectus may be available. Go to www.icsdelivery.com and from the main page you can locate a list of brokers and financial institutions. If your broker or financial institution is not listed, electronic delivery may not be available. At any time, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial institution.

Disclosure of Portfolio Holdings

        To ensure broad, unselective disclosure of the Fund's portfolio holdings information, the Fund's holdings data will be made available on its website (www.clipperfund.com), generally on the 1st business day following the 15th calendar day after quarter end.

        A description of the Fund's policies and procedures with respect to disclosure of its portfolio holdings is available in the SAI and on the Fund's website.

Emergency Circumstances

        The Fund may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. It may be difficult to reach the Fund by telephone during periods of substantial economic or market change or in emergency situations. Under these circumstances, you may wish to consider purchasing or redeeming shares by mail or overnight express delivery. The Fund can suspend redemptions and/or delay payments of redemption proceeds when the New York Stock Exchange is closed due to financial conditions or during emergency circumstances, as determined by the Securities and Exchange Commission ("SEC").

Statement of Additional Information (SAI)

        The Fund's SAI has been filed with the SEC and is incorporated in this prospectus by reference, which means it is legally considered part of this prospectus. It contains more details on all aspects of the Fund. You may request a copy of the SAI, free of charge, by calling Shareholder Services at (800) 776-5033. The SAI is also available on the Fund's website at www.clipperfund.com.

FINANCIAL HIGHLIGHTS

        The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, for the years ended December 31, 2003 and December 31, 2004, has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders, and is incorporated by reference in the SAI. The financial highlights for the years preceding 2003 were audited by another independent registered public accounting firm whose reports expressed unqualified opinions on those statements.

        The Annual Report to Shareholders and the Fund's financial statements are available, free of charge, by contacting the Fund at (800) 776-5033.

              [INSERT FINANCIAL HIGHLIGHTS FROM SHAREHOLDER REPORT]

                           SHAREHOLDER PRIVACY NOTICE

Clipper Fund(SM) collects nonpublic personal information* about you from the following sources:

        o  Information we receive from you on applications or other forms; and

        o Information about your transactions with others, such as your financial adviser and other such intermediaries.

Clipper Fund(SM) will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

        o  Clipper Fund(SM) receives your prior written consent;

        o Clipper Fund(SM) believes the recipient is your authorized representative;

        o Clipper Fund(SM) is permitted by law to disclose the information to the recipient in order to service your account(s); or

        o Clipper Fund(SM) is required by law to disclose information to the recipient.

If you decide to close your account(s), Clipper Fund(SM) will continue to adhere to the privacy policies and practices as described in this notice.

If you hold shares of Clipper Fund(SM) through a financial intermediary, such as a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will also govern how your nonpublic personal information will be shared with other parties.

Clipper Fund(SM) restricts access to your personal and account information to those employees who need to know that information to service your account(s). We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.



                          NOT A PART OF THE PROSPECTUS


--------
* Nonpublic personal information means personally identifiable financial information and any list, description or other grouping of shareholders that is derived using any personally identifiable financial information that is not otherwise publicly available.

                               [CLIPPER FUND LOGO]

                                   PROSPECTUS


                                  _____ , 2005

For more information

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual/Quarterly Reports

Additional information about the Fund's investments is available in the Fund's Annual, Semi-Annual and Quarterly Reports to shareholders. The Fund's Annual Report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) and Code of Ethics

The SAI provides more detailed information about the Fund and is incorporated into (and thus is legally a part of) this prospectus. The Code of Ethics describes the personal investing policies adopted by the Fund and the Adviser.

You can get free copies of the Fund's shareholder reports and the SAI and request other information about the Fund by contacting the Fund at:

Clipper Fund(SM)
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California  90210

Telephone:  (800) 776-5033

Transfer Agent:  (800) 432-2504

Internet:  www.clipperfund.com

E-mail: postmaster@clipperfund.com The Fund's shareholder reports, SAI, Code of Ethics, and other information are available at the SEC's Public Reference Room in Washington D.C. (1-202-942-8090) or on the EDGAR database on the SEC's Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company File No. 811-3931

CF PROS 0504

                                     PART B.

                               CLIPPER FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                  _______, 2005

                       9601 Wilshire Boulevard, Suite 800
                         Beverly Hills, California 90210



Clipper Fund, Inc. (the "Fund") is an open-end management investment company issuing shares which are publicly offered.

This statement of additional information ("SAI") is not a prospectus but contains information in addition to, and more detailed than, that set forth in the Fund's prospectus (the "Prospectus") and should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by calling 800-432-2504 or writing to the Fund at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210. This SAI and the Prospectus are both dated
______, 2005. Capitalized terms used herein and not defined have the same meanings as in the Prospectus. Shareholders may obtain a copy of the Annual or Semi-Annual Report, without charge, by calling 800-432-2504 or by downloading it from the Fund's web site at www.clipperfund.com.

                                TABLE OF CONTENTS

                                                            PAGE

----------------------------------------------------------------------
GENERAL INFORMATION AND HISTORY                              [ ]
----------------------------------------------------------------------
INVESTMENT OBJECTIVES AND STRATEGIES                         [ ]
----------------------------------------------------------------------
INVESTMENT RESTRICTIONS AND POLICIES                         [ ]
----------------------------------------------------------------------
ADDITIONAL INFORMATION ON FUND INVESTMENTS AND RISKS         [ ]
----------------------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                             [ ]
----------------------------------------------------------------------
MANAGEMENT OF THE FUND                                       [ ]
----------------------------------------------------------------------
INVESTMENT ADVISORY AND OTHER SERVICES                       [ ]
----------------------------------------------------------------------
CODES OF ETHICS                                              [ ]
----------------------------------------------------------------------
PROXY VOTING POLICIES                                        [ ]
----------------------------------------------------------------------
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES          [ ]
----------------------------------------------------------------------
BROKERAGE ALLOCATION AND OTHER PORTFOLIO TRANSACTION         [ ]
PRACTICES
----------------------------------------------------------------------
CAPITAL STOCK AND OTHER SECURITIES                           [ ]
----------------------------------------------------------------------
PURCHASE, REDEMPTION AND PRICING OF SHARES                   [ ]
----------------------------------------------------------------------
TAX STATUS                                                   [ ]
----------------------------------------------------------------------
CALCULATION OF PERFORMANCE DATA                              [ ]
----------------------------------------------------------------------
APPENDIX A                                                   [ ]
----------------------------------------------------------------------
APPENDIX B                                                   [ ]
----------------------------------------------------------------------
APPENDIX C                                                   [ ]
----------------------------------------------------------------------

                         GENERAL INFORMATION AND HISTORY

The Fund is a California corporation and was incorporated under the General Corporation Law of California, on December 1, 1983. For operational purposes, its inception date is February 29, 1984. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company.

                      INVESTMENT OBJECTIVES AND STRATEGIES

The Fund is classified as a "non-diversified" fund under the 1940 Act, which means that it is permitted to invest its assets in a more limited number of issuers than "diversified" investment companies. A diversified investment company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer. While the Fund is a non-diversified investment company and therefore is not subject to any statutory diversification requirements, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

The primary investment objective of the Fund is long-term capital growth and capital preservation. This primary investment objective is fundamental and cannot be changed without shareholder approval. In pursuit of its primary investment objective, the Fund will normally invest in securities that, in the opinion of Pacific Financial Research, Inc., the Fund's investment adviser (the "Adviser" or "PFR"), are priced significantly below their intrinsic values and offer good prospects for long-term capital growth.

                      INVESTMENT RESTRICTIONS AND POLICIES

The restrictions designated as fundamental policies in the Fund's Prospectus or SAI may not be changed without approval by the holders of a majority of the Fund's outstanding shares (as defined in the 1940 Act). If the Fund's Board of Directors determines, however, that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Fund's Board may make such change without shareholder approval and will disclose any such material change in the then current prospectus. Any policy that is not specified in the Fund's Prospectus or in the SAI as being fundamental is non-fundamental.

Fundamental Investment Policies

The Fund has adopted and will follow the fundamental investment policies set forth below, which may not be changed without the approval of the lesser of (i) 2/3 or more of the voting securities present at a duly held meeting of Fund shareholders at which a quorum (more than 50% of outstanding shares) is present, or (ii) more than 1/2 of the outstanding voting securities of the Fund.

The Fund may not:

1. Invest more than 25% of its total assets in the securities of issuers in any one industry.

2. Invest in the securities of foreign issuers and obligors if, as a result more than 15% of the Fund's total assets would be invested in such securities.

3. Invest in foreign currency or in forward foreign currency contracts. However, the Fund may convert U.S. dollars into foreign currency in order to effect securities transactions on foreign securities exchanges.

4. Invest in any restricted securities, including privately sold bonds, debentures or other debt securities or other illiquid assets, including repurchase agreements maturing in over seven days and securities which do not have readily available market quotations if, as a result, more than 10% of the Fund's total assets would be invested in such securities.

5.    Invest more than 10% of the Fund's total assets in  securities  of special situation companies. A special situation is a company which has experienced an event such as a liquidation, reorganization, recapitalization or merger; material litigation; a technological breakthrough; or new management or adoption of new management policies, but that the Adviser believes will appreciate in value.

6. Invest in securities of any company with a record of less than three years' continuous operation (including that of predecessors) if, as a result more than 25% of the Fund's total assets would be invested in such securities.

7. Underwrite the securities of other issuers, except that the Fund may acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for the purposes of the Securities Act of 1933, as amended (the "Securities Act").

8. Purchase or sell real estate or interests in real estate, except that the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

9. Purchase or sell commodities or commodity contracts, including futures contracts.

10. Make loans, except that the Fund may purchase issues of (i) publicly distributed bonds, debentures or other debt securities or (ii) privately sold bonds, debentures or other debt securities immediately convertible into equity securities, provided that such purchases of privately sold debt securities do not to exceed 5% of the Fund's total assets.

11. Purchase securities on margin, except that the Fund may obtain such short-term credits as necessary for the clearance of purchases and sales of securities.

12. Borrow money from banks except for temporary or emergency purposes (i.e., not for leverage), including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 5% of the value of the Fund's total assets at the time any such borrowing is made.

13.   Sell securities short.

14.   Purchase or sell options on securities.

15. Participate in a joint or joint and several basis in any securities trading account.

16. Purchase the securities of any other investment company except (1) in the open market or in privately negotiated transactions where (in either case) to the best information of the Fund no commission, profit or sales charge to a sponsor or dealer (other than the customary broker's commission) results from such purchase but neither open market nor privately negotiated purchases of such securities shall exceed 5% of the Fund's total assets in either category (not in the aggregate), or (2) if such purchase is part of a merger, consolidation or acquisition of assets.

17. Invest in or hold securities of any issuer if, to the knowledge of the Fund, those officers and Directors of the Fund or officers or Directors of the Adviser owning individually more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

Non-Fundamental Policies

The following restrictions are non-fundamental and may be changed by the Fund's Board of Directors without shareholder vote.

The Fund will not:

1.    Make investments for the purposes of exercising control or management.

2. Invest more than 10% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations.

3. Purchase or sell interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

Investment Restrictions Generally

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or SAI which involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limit is exceeded immediately after and as a result of the specified acquisition of securities or utilization of assets.

Concentration of Investments

The Fund intends to comply with the diversification standards applicable to regulated investment companies under the Code, which requires that the Fund diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the Fund controls (i.e., owns, directly or indirectly, 20% of the voting stock) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

In addition, the Fund may not invest greater than 25% of its net assets in the securities of issuers conducting their principal business activities in the same industry. While the Fund's strategy of concentrating its investments in a limited number of securities and at times within certain industries has the potential to generate attractive returns over time, it may increase the volatility of the Fund's investment performance as compared to funds that invest in larger numbers of securities. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of securities.

             ADDITIONAL INFORMATION ON FUND INVESTMENTS AND RISKS

The Fund's principal investment strategies and the risks associated with those strategies are described in the Prospectus. The following section describes in greater detail the Fund's investment strategies and the associated risks.

"Out of Favor" Companies

The Fund generally invests in the securities of companies that are "out of favor" with other investors. Companies can become "out of favor" for many reasons. For instance, a company could face litigation risk due to alleged harm arising from the use of its products or due to the companies past conduct. A company could face operational and/or regulatory risk if one or more of its operating units is experiencing business or regulatory problems. The Adviser attempts to identify companies that are "out of favor" for reasons the Adviser believes are temporary in nature or that will result in less impairment of the company's business value than other investors expect. Of course, there are no assurances that the Adviser's assessment of the long-term intrinsic value of such securities will be accurate.

Common Stock

The Fund mainly invests in common stock. Common stock represents an equity or ownership interest in an issuer. It typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock. Common stock is subject to the market and other risks described in the Prospectus.

Preferred Stock

The Fund may invest in preferred stock, which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock dividends may be cumulative (requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock), non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Preferred stock does not ordinarily carry voting rights. The rights of preferred stock on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with the corporation's debt securities. For a description of preferred stock ratings see Appendix A.

Convertible Securities

The Fund may invest in convertible securities. These are bonds or preferred stocks that are convertible into a corporation's common stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk of loss of principal than the corporation's common stock.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Warrants

The Fund may invest in warrants. A warrant entitles the holder to buy a stated number of shares of a security at a fixed price by a specified date. The Fund may invest in a warrant to participate in an anticipated increase in the market value of the underlying security. If the market value of such security increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Fund may only purchase warrants on securities in which the Fund may invest directly.

Debt Securities

The Fund may invest in debt obligations of corporate issuers, the U.S. Government, states, municipalities, or state or municipal government agencies that, in the opinion of the Adviser, offer long-term capital appreciation possibilities. Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates. Thus, an investment in debt obligations that is sold at a time when prevailing interest rates are lower than they were at the time of investment will typically result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a capital loss will typically be realized. Accordingly, if the Fund invests in the debt obligations described above, such investments will generally be made when the Adviser expects that prevailing interest rates will be falling, and will generally be sold when the Adviser expects interest rates to rise, unless the Adviser nonetheless expects the potential for capital gains (because, for example, the debt obligations are convertible into equity securities).

The Fund's investments in debt securities will generally consist of investment grade securities rated BBB or higher by Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"), as well as unrated securities which the Advisor believes have similar characteristics. For a description of debt security ratings see Appendix A.

Non-Investment Grade Securities

The Fund may invest in non-investment grade securities. Such securities may include high yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks. Below-investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are likely to lead to a weakened capacity to pay principal and interest compared to higher-grade securities. The fixed income and convertible securities may be non-rated debt and/or debt rated as low as D, the lowest rating category of S&P and Moody's. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. Such debt obligations are regarded as extremely speculative investments with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to deterioration of general economic conditions. For a description of non-investment grade security ratings see Appendix A.

Short-Term Investments

In order to earn a return on uninvested assets, to meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in domestic and foreign money market instruments, which include certificates of deposit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt securities, and commercial paper as described below. Time deposits maturing in more than seven days will not be purchased by the Fund, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Fund. The Fund will not invest in any security issued by a commercial bank unless: (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies; (ii) in the case of a U.S. bank, it is a member of the Federal Deposit Insurance Corporation; and (iii) in the case of foreign branches of a U.S. bank, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities that may be purchased by the Fund.

The Fund may invest in U.S. Government agency obligations. Various agencies of the U.S. Government issue obligations, including but not limited to the Federal Home Loan Bank ("FHLB"), the Student Loan Marketing Association, the Export/Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. The Fund may purchase securities guaranteed by GNMA which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, FHLB, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (i.e., GNMA), and others are supported by the right of the issuer to borrow from the Treasury. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

Commercial Paper

Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations to finance their current operations. The Fund will only invest in commercial paper rated A-1 or A-2 by S&P, or Prime-1 or Prime-2 by Moody's or if unrated, determined by the Adviser to be of comparable quality. Refer to Appendix A for a description of commercial paper ratings. Certain notes may have floating or variable rates. A variable or floating rate note with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments unless, in the judgment of the Adviser, based on procedures adopted by the Board of Directors, such note is liquid.

Bank Debt Instruments

Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances, and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, and these instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

Repurchase Agreements

The Fund may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities. In a repurchase agreement, the Fund buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. Under a repurchase agreement, the seller is required to maintain the value of securities, subject to the agreement, at a minimum of 102% of the repurchase price. The value of the securities will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with such requirement.

Repurchase agreements may be considered loans by the Fund to the seller, collateralized by the underlying securities. The use of repurchase agreements involves certain risks. The risk to the Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the agreement is entered into and at all times thereafter during the term of the agreement. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

Foreign Securities

The Fund may invest up to 15% of its total assets in foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, are represented by American Depositary Receipts ("ADRs") listed on a domestic securities exchange, or are traded in the U.S. over-the-counter market. The Fund does not hold foreign currency as an investment and will not invest in foreign currency contracts.

American Depositary Receipts. ADRs are publicly traded on exchanges or over-the-counter in the United States. ADRs may be "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. In an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the holders of the ADRs. Foreign issuers whose securities underlie unsponsored ADRs are not necessarily obligated to disclose material information in the markets in which the unsponsored ADRs are traded, and the market value of the ADRs may not be correlated with such information.

General Risks of Investing in Foreign Securities. Investing on an international basis involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain foreign countries there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rates of inflation, capital reinvestment, resources, self sufficiency and balance of payments position. Certain foreign investments may also be subject to foreign withholding taxes.

      Foreign Securities Markets. Trading volume on foreign markets is substantially less than on the New York Stock Exchange ("NYSE"). Further, securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. The Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase securities on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers and listed companies may be subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for U.S. securities. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions, and there may be limited legal recourse against an issuer in the event of a default on a debt instrument.

      Currency Risk. The value of foreign securities held by the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of the Fund's assets that are denominated in that currency or traded in that country. In addition, the Fund may incur costs in connection with conversion between various currencies.

      Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund's investments.

      Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. Some of the foreign securities held by the Funds may not be registered with the SEC, nor will the issuers thereof be subject to the SEC's reporting requirements. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Foreign companies are not subject to accounting, auditing and financial reporting standards and requirements as U.S. companies.

      Foreign Tax Risk. The Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. However, to the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

      Transaction Costs. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody charges, are generally higher than those of domestic transactions.

Illiquid Securities

The Fund may invest up to 10% of its net assets in illiquid securities, including without limitation securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, and securities such as repurchase agreements having a maturity of longer than seven days. Under SEC rules, an investment in a security is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Fund.

The Board of Directors has authorized the Adviser to make liquidity determinations with respect to certain securities, including Rule 144A securities. A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be an illiquid security.

The fair value of these securities will be determined by or under the supervision of the Board of Directors in accordance with Board-approved Pricing Policies and Procedures. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value placed on such a security will reflect its ultimate value on the public market. These securities may never be publicly traded and the Fund may not be able to easily liquidate positions in these securities.

If illiquid securities exceed 10% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce its holdings of illiquid securities in an orderly fashion. Because illiquid securities may not be readily marketable, the Adviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their prices depreciate, which may cause the Fund's net asset value to decline.

Borrowing

The Fund may borrow from banks up to 15% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 15% of the current value of its net assets (but investments may not be purchased while such outstanding borrowings in excess of 5% of its net assets exist). If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding.

Loans of Portfolio Securities

The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if liquid assets equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan are maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. The Fund does not currently lend its portfolio securities nor does it have any present intention to lend portfolio securities having an aggregate value in excess of 10% of the current value of the Fund's total assets. However, the Fund reserves the right to lend portfolio securities having an aggregate value of up to 33 1/3% of the current value of the Fund's total assets. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. Any securities that the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund may invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that had delivered cash-equivalent collateral. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Fund or the Adviser.

When-Issued, Forward Delivery and Delayed Settlement Securities

The Fund may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. When-issued or forward delivery securities refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by the Fund until it receives payment or delivery from the other party to any of the transactions described above. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price.

The Fund will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. The value of the securities underlying a when-issued or a forward delivery purchase of securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date such Fund agrees to purchase the securities. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Fund may earn income on securities it has deposited in a segregated account. The Fund engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices, and not to increase its investment leverage.

Portfolio Turnover

A change in the securities held by the Fund is known as "portfolio turnover." In addition to trading costs, higher rates of portfolio turnover may result in the realization of capital gains. The Fund will not normally engage in short-term trading, but reserves the right to do so. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.

Investment Companies

In connection with the management of its daily cash position, the Fund may also invest in securities issued by other investment companies. The Fund may also invest in securities issued by other investment companies by purchasing the securities of certain foreign investment funds or trusts called passive foreign investment companies.

Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act. The Fund intends to limit its investments so that, as determined immediately after a securities purchase is made, not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Accordingly, in addition to bearing their proportionate share of the relevant Fund's expenses (i.e., management fees and operating expenses), shareholders will also indirectly bear similar expenses of such other investment companies.

                        DISCLOSURE OF PORTFOLIO HOLDINGS


PFR and the Fund's Board of Directors have adopted Portfolio Holdings Disclosure Policies and Procedures ("Disclosure Policies and Procedures") which are designed to protect the confidentiality of the Fund's non-public portfolio holdings and prevent inappropriate disclosure of such holdings. PFR and the Board considered each of the circumstances under which the Fund's portfolio holdings may be disclosed to different categories of persons under the Disclosure Policies and Procedures. PFR and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund's shareholders, on the one hand, and those of PFR, on the other hand.

The Board exercises continuing oversight over the disclosure of the Fund's portfolio holdings by (i) overseeing the implementation and enforcement of the Disclosure Policies and Procedures by the Fund's Chief Compliance Officer, (ii) reviewing reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act) that may arise in connection with the Disclosure Policies and Procedures, and (iii) reviewing the Disclosure Policies and Procedures from time to time for their continued appropriateness and considering whether to approve or ratify any amendment thereto. PFR and the Board reserve the right to amend the Disclosure Policies and Procedures at any time and from time to time without prior notice in their sole discretion.

Registered investment companies that are sub-advised by PFR may be subject to different portfolio holdings disclosure polices, and neither the Board nor PFR exercises control over such policies. In addition, PFR's separately managed account clients have access to their portfolio holdings and are not subject to the Fund's Disclosure Policies and Procedures. Certain of PFR's separately managed accounts and investment companies which it sub-advises have substantially similar or identical investment objectives and strategies to the Fund, and therefore have substantially similar, and in certain cases nearly identical, portfolio holdings as the Fund. In this connection, PFR requires authorized third-party representatives of its separately managed account clients to execute written portfolio holdings confidentiality and non-disclosure agreements which prohibit such representatives from trading directly or indirectly based on the portfolio holdings information of any client account.

For purposes of the Disclosure Policies and Procedures, the term "portfolio holdings" means the equity and fixed income securities (e.g., stocks and bonds) held by the Fund and does not mean the Fund's investments in cash and cash equivalents.

General Policy

No information concerning the Fund's portfolio holdings may be disclosed to any third party (affiliated or unaffiliated) except as provided below:

o Disclosure of Complete Portfolio Holdings. The Fund may make its calendar quarter-end portfolio holdings available on its website on the 1st business day following the 15th calendar day after quarter end.

Disclosure to financial intermediaries (such as financial advisers), consultant databases, ratings agencies (such as Morningstar and Lipper), as well as affiliated persons of the Fund or PFR, may be made no earlier than one day after the Fund's portfolio holdings are made available on its website, unless such disclosure is subject to a written confidentiality agreement which includes a duty not to trade on nonpublic information.

o Disclosure to Service Providers. Nothing contained in the Disclosure Policies and Procedures is intended to prevent disclosure of portfolio holdings information to the Adviser's and Fund's service providers and each of their respective affiliates who generally need access to such information in the performance of their contractual duties and responsibilities, provided that each such entity is subject to duties of confidentiality imposed by law, professional ethics standards and/or contract. The Board recognizes the legitimate business purposes in permitting the service providers to have access to information regarding the Fund's portfolio holdings in connection with their official duties and responsibilities. The frequency of disclosure to and between the service providers varies and may be as frequent as daily, with no lag.

As of January 1, 2005, the Fund's complete portfolio holdings are disclosed to the following recipients as an incidental part of ongoing arrangements that serve legitimate business purposes: (i) the Fund's administrator and custodian pursuant to fund accounting and custody agreements, respectively, under which the Fund's portfolio holdings information is provided daily on a real-time basis; (ii) the Fund's and the Adviser's independent registered public accounting firms and attorneys engaged by the Fund to whom the Fund provides portfolio holdings information as needed with no lag times after the date of the information; and (iii) Reuters, Bloomberg and IDC, pursuant to pricing agreements between each such party and the Fund's administrator, under which the Fund's portfolio holdings information is provided as needed on a real-time basis.

o Disclosure of Portfolio Holdings to Broker-Dealers to Facilitate Trading. PFR's trading or research groups may periodically distribute without a delay lists of applicable investments held by PFR's clients, including the Fund, for the purpose of facilitating efficient trading of such securities and receipt of relevant research. Such lists shall not identify individual clients or individual client position sizes or show aggregate client position sizes. Since this disclosure does not involve the disclosure of complete portfolio holdings identified by client, the Fund does not consider such disclosure to be a waiver of the Disclosure Policies and Procedures. The frequency of disclosure to broker-dealers for trading and research purposes is determined by PFR's trading and research groups in connection with fulfilling their trading and research duties to both the Fund and PFR's separately managed account clients. Such disclosure varies and may be as frequent as daily, with no delay.

o Disclosure of Non-Material Information. The Disclosure Policies and Procedures permit certain employees of PFR ("Fund Representatives") to provide oral or written information disclosing or confirming any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information (collectively, portfolio commentary and analysis) in connection with or relating to the Fund or its portfolio holdings to any person provided that (1) the Fund Representative has made a good faith judgment that the portfolio commentary and analysis does not effectively result in the disclosure of the Fund's complete portfolio holdings (unless such information has already been made publicly available), (2) where commentary and analysis contemplates individual portfolio holdings which have already been made public, aggregate position size is not disclosed, (3) the commentary and analysis does not, either directly or indirectly, constitute material nonpublic information, and (4) the Chief Compliance Officer has approved the portfolio commentary and analysis. In approving any portfolio commentary and analysis the Chief Compliance Officer must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances.

Nonexclusive examples of portfolio commentary and analysis about the Fund or its underlying securities include (1) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions, (3) the attribution of Fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the Fund.

The portfolio commentary and analysis (including any statistical information) may be provided to Fund shareholders, members of the press in connection with media interviews, persons considering investing in the Fund or representatives of such persons (e.g., fiduciaries of a 401(k) plan or trust or their advisers, and consultants or other interested parties in connection with due diligence meetings). The content and nature of the information provided to such persons may differ.

PFR's management, in its sole discretion, may determine not to provide portfolio commentary and analysis to any person who would otherwise be eligible to receive such information under the Disclosure Policies and Procedures, or may determine to make such disclosure publicly as provided by the Policies and Procedures.

o Disclosure of Portfolio Holdings to Certain Analytic Companies. Certain analytic companies which calculate aggregate portfolio characteristics for consultants may receive quarterly holdings information without a delay, provided that (1) the recipient agrees in writing not to distribute the specific holdings information to third parties, other departments or persons before the expiration of the applicable delay period and public disclosure of such information and (2) the recipient signs a written nondisclosure (and non-use) agreement. As of January 1, 2005, the Fund had no ongoing arrangements to disclose Fund portfolio holdings information to any analytic companies.

Disclosure as Required by Law

The Fund's portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the Fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by PFR or the Fund as required by applicable laws, rules and regulations must be authorized by the Chief Compliance Officer.

Waivers or Exceptions of Disclosure Policies

The Disclosure Policies and Procedures may not be waived, or exceptions made, without the consent of the Chief Compliance Officer and the execution of a written non-disclosure (and non-use) agreement in a form and substance acceptable to the Chief Compliance Officer and/or the Fund's attorneys. All waivers and exceptions will be disclosed to the Board of Directors at its next regularly scheduled quarterly meeting. The frequency with which complete portfolio holdings may be disclosed to a recipient pursuant to a waiver, and the length of the delay, if any, between the date of the information and the date on which the information is disclosed to the recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund and its shareholders, and the legitimate business purposes served by such disclosure.

Prohibition on Receipt of Compensation or Other Consideration

No compensation or other consideration is received by the Fund, the Adviser or any affiliated party in regard to this disclosure. "Consideration" includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser.

                             MANAGEMENT OF THE FUND

The business of the Fund is supervised by its Board of Directors. The Board establishes the Fund's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Fund, the Adviser, and other service providers. The Board currently consists of four Directors, who are elected and serve until their successors are elected and qualified.

The Directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below.



                                                                                        Number of
                                                                                   Portfolios in Fund
     Name,       Position(s)      Term of Office                                         Complex                Other
   Address        Held with       and Length of       Principal Occupation(s)          Overseen by          Directorships
   and Age        the Fund         Time Served         During Past 5 Years               Director          Held by Director

"Interested"
Director:

James H.        President
Gipson*         Chairman of       One year and        President, CEO, and
9601 Wilshire   the Board of     since inception      Portfolio Manager,                  One                    None
Blvd. #800      Directors                                   PFR
Beverly Hills   Director
CA 90210
(62)

Independent
Directors:**

F. Otis
Booth, Jr.
9601 Wilshire   Director          One year and        Private investor                    One                    None
Blvd. #800                       since inception
Beverly Hills,
CA 90210
(80)

Lawrence P.
McNamee
9601 Wilshire   Director          One year and        Retired educator                    One                    None
Blvd. #800                       since inception
Beverly Hills,
CA 90210
(69)


Norman B.
Williamson
9601 Wilshire   Director          One year and        Private investor                    One                    None
Blvd. #800                       since inception
Beverly Hills,
CA 90210
(72)

Officers:

Michael Kromm
9601 Wilshire   Secretary and     One year and        Operations Manager,                 N/A                    N/A
Blvd. #800        Treasurer        since 1991                 PFR
Beverly Hills,
CA 90210
(59)

Michael C.
Sandler
9601 Wilshire   Vice President    One year and        Vice President, Director            N/A                    N/A
Blvd. #800                       since inception      and Portfolio Manager, PFR
Beverly Hills,
CA 90210
(49)

Leora R.                                              Corporate Counsel and Chief
Weiner, Esq.                                            Compliance Officer, PFR
9601 Wilshire   Vice President    One year and           (July, 2004 - Present);          N/A                    N/A
Blvd. #800        and Chief      since July 2004         Securities Compliance
Beverly Hills,    Compliance                             Examiner, SEC (2000 -
CA 90210           Officer                                   June, 2004)
(34)



* Mr. Gipson is an "interested" person of the Fund, as defined in the 1940 Act, by virtue of his affiliation with PFR, the Fund's investment adviser.

** Directors who are not "interested" persons of the Fund, as defined in the 1940 Act.

Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing directors and until the election and qualification of his or her successor or until death, resignation, adjudicated incompetence or other incapacity to perform the duties of the office, or removal by a vote of 2/3 of the shares entitled to vote. Directors may also be removed, with cause, by action of 2/3 of the remaining Directors or without cause, by action of 80% of the remaining Directors.

Board Committees

The Board has an Audit Committee comprised solely of the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"). Messrs. Booth, Williamson and McNamee are the current members of the Committee. The Committee makes recommendations to the Board of Directors with respect to the engagement of the Fund's independent public registered accounting firm (the "Accounting Firm"), approves all auditing and other services provided to the Fund by the Accounting Firm, and reviews with the Accounting Firm the plan and results of the audit engagement and matters having a material effect on the Fund's financial statements. During the fiscal year ended December 31, 2004, the Audit Committee held two meetings.

The Board has a Nominating Committee, comprised solely of the Independent Directors. F. Otis Booth, Jr., Norman B. Williamson and Lawrence P. McNamee are the current members of the Committee. The Nominating Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the Board of Directors.

The Board has adopted the following procedures by which shareholders may recommend nominees to the Fund's Board of Directors. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee: beneficially owns more than 5% of the Fund's voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Fund). No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Fund's Secretary, and must be accompanied by the shareholder's contact information, the nominee's contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Fund's proxy statement, if so designated by the Nominating Committee and the Board of Directors.

Fund Securities Owned By Directors

The following table sets forth the dollar range of securities of the Fund beneficially owned by each Director of the Fund as of December 31, 2004.

--------------------------------------------------------------------------------
                                                            Dollar Range
                                                             of Equity
                                                             Securities
                                                            in the Fund
--------------------------------------------------------------------------------
Independent Directors
--------------------------------------------------------------------------------
F. Otis Booth Jr. Over $100,000
--------------------------------------------------------------------------------
Norman B. Williamson                                        Over $100,000
--------------------------------------------------------------------------------
Lawrence P. McNamee                                         Over $100,000
--------------------------------------------------------------------------------
Interested Director
--------------------------------------------------------------------------------
James H. Gipson                                             Over $100,000
--------------------------------------------------------------------------------


Director Compensation




-----------------------------------------------------------------------------------------------------------
                                              Pension
                        Aggregate       Retirement Benefits      Estimated Annual      Total Compensation
Name of Person,       Compensation      Accrued as Part of        Benefits Upon        from Fund Complex
   Position          from the Fund         Fund Expenses            Retirement         Paid to Directors

Interested
person:
-----------------------------------------------------------------------------------------------------------
James H. Gipson,
President,
Chairman of the
Board of
Directors and
Director                $ -0-                  $ -0-                   $ -0-                  $ -0-
-----------------------------------------------------------------------------------------------------------
Non-interested
persons:
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
F. Otis Booth,          $ [  ]                 $ -0-                   $ -0-                  $ [  ]
Jr.,
Director
-----------------------------------------------------------------------------------------------------------
Norman B.
Williamson,
Director                $ [  ]                 $ -0-                   $ -0-                  $ [  ]
-----------------------------------------------------------------------------------------------------------
Lawrence P.
McNamee,
Director                $ [  ]                 $ -0-                   $ -0-                  $ [  ]
-----------------------------------------------------------------------------------------------------------
Officers/non-directors:
-----------------------------------------------------------------------------------------------------------
Michael C.              $ -0-                  $ -0-                   $ -0-                  $ -0-
Sandler,
Vice President
-----------------------------------------------------------------------------------------------------------
Michael Kromm,
Secretary/Treasurer     $ -0-                  $ -0-                   $ -0-                  $ -0-
-----------------------------------------------------------------------------------------------------------
Leora R.
Weiner, Esq.
Vice President,
Chief
Compliance
Officer                 $ -0-                  $ -0-                   $ -0-                  $ -0-
-----------------------------------------------------------------------------------------------------------


                     INVESTMENT ADVISORY AND OTHER SERVICES

Certain information regarding investment advisory and other services is in the Fund's Prospectus.

The Adviser

Pacific Financial Research, Inc., is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Registration with the SEC as an investment adviser does not involve supervision of management or investment practices and policies by the SEC. James H. Gipson, President and a Director of the Fund, is President and Chief Executive Officer of the Adviser, which is a wholly owned subsidiary of Old Mutual (US) Holdings Inc. d/b/a Old Mutual Asset Management, the U.S.-based asset management division of Old Mutual plc, a London Stock Exchange-listed global financial services organization. Bruce Veaco is the Adviser's Chief Financial Officer.

Under the Fund's investment advisory agreement with the Adviser (the "Advisory Agreement"), the Adviser (i) manages the investment operations of the Fund and the composition of its portfolio, including the purchase, retention and disposition of securities, in accordance with the Fund's investment objective,
(ii) provides all statistical, economic and financial information reasonably required by the Fund and reasonably available to the Adviser, (iii) maintains required books and records with respect to the Fund's securities transactions and provides such periodic and special reports as reasonably requested by the Fund's Board of Directors, (iv) provides the custodian of the Fund's securities on each business day with a list of trades for that day, and (v) provides persons satisfactory to the Fund's Board of Directors to act as officers of the Fund. The Adviser is also responsible for (i) the compensation of any of the Fund's Directors and officers who are interested persons of the Adviser or its affiliates (other than by reason of being Directors, officers or employees of the Fund) and (ii) expenses of printing and distributing the Fund's Prospectus and sales and advertising materials to prospective investors.

The Fund is responsible and has assumed the obligation for payment of all of its other expenses, including without limitation (a) brokerage and commission expenses, (b) federal, state or local taxes, including issue and transfer taxes, incurred by or levied on the Fund,
(c) interest charges on borrowings, (d) compensation of any of the Fund's Directors, officers or employees who are not "interested persons" of the Fund,
(e) charges and expenses of the Fund's custodian, transfer and dividend paying agent and registrar, (f) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials, (g) legal and auditing expenses, (h) printing and distribution of the Fund's Prospectus and other shareholder information to existing shareholders, (i) payment of all investment advisory and Fund administration fees, (j) fees and expenses of registering the Fund's shares under the appropriate federal securities laws and of qualifying its shares under applicable state securities laws, including expenses of renewing and increasing such registrations and qualifications, (k) insurance premiums on the Fund's property and personnel, including the fidelity bond and liability insurance for officers and directors, (l) accounting and bookkeeping costs and expenses necessary to maintain the Fund's books and records as required by the 1940 Act, including the pricing of the Fund's portfolio securities and the calculation of its daily net asset value, and (m) any extraordinary and non-recurring expenses, except as otherwise prescribed herein.

The Advisory Agreement is effective through March 31, 2006. Thereafter, it may be continued for successive periods not to exceed one year, provided that such continuance is specifically approved annually by the Fund's Board of Directors, and by a majority of the Independent Directors, in person at a meeting called for the purpose of voting on such approval.

For its services under the Advisory Agreement, the Adviser receives compensation from the Fund in the amount of 1% of the Fund's average daily net assets. The Contract is terminable on 60 days' written notice by vote of a majority of the Fund's outstanding shares, or by vote of a majority of the Fund's entire Board of Directors, or by the Adviser on 60 days written notice, and automatically terminates in the event of its assignment (as defined in the 1940 Act). The Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser is not liable for any action or failure to act in accordance with its duties thereunder.

The Adviser may act as an investment adviser to other persons, firms or corporations (including investment companies), and has numerous advisory clients in addition to the Fund, including other registered investment companies.

The Fund paid investment advisory fees to the Adviser of $[ ], $56,928,901, and $41,532,559 for the years ended December 31, 2004, 2003, and 2002, respectively.

Board Determinations. [To be updated by 485(b).] In determining whether to renew the Contract each year, the Board of Directors of the Fund evaluates information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. At its last annual review meeting in March 2004, the Board of Directors considered a number of factors in determining to renew the Contract, including the quality of services provided to the Fund, fees and expenses borne by the Fund, and the financial results of the Adviser.

In reviewing the quality of services provided to the Fund, the Board noted that although the Fund had not performed favorably relative to the S&P 500 and the Morningstar Large Value Funds Index for the year ending December 31, 2003, the Fund had outperformed the S&P 500 and the

Index for the three-, five- and ten-year periods ending on that date. In reviewing the fees and expenses borne by the Fund, the Board noted that the Adviser also provides administrative services to the Fund, and that the advisory fees and total expenses over various periods as a percentage of the Fund's net assets were similar to those of other funds of comparable size with the same investment objectives and for which their advisers provided similar services to those provided by PFR. The Board also noted the lack of any material compliance issues involving the Adviser, the positive correspondence the Fund regularly receives from its shareholders, and the clear communication style of the Adviser.

Based on their review, the Board of Directors as a whole, and the independent Directors separately, concluded that the advisory fees and other expenses of the Fund are fair, both absolutely and in comparison with those of other funds in the various peer groups, and that the shareholders of the Fund have received reasonable value in return for paying such fees and expenses, and approved renewal of the Contract.

                             OTHER SERVICE PROVIDERS

State Street Bank and Trust Company, Post Office Box 1713, Mutual Funds Operations-P2N, Boston, MA 02105, acts as the administrator and custodian of the securities and other assets of the Fund and provides accounting services to the Fund.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, is the Fund's independent registered public accounting firm.

Boston Financial Data Services, 330 W. 9th St. 4th Floor, Kansas City, MO 64105, acts as the transfer agent of the Fund.

Paul, Hastings, Janofsky & Walker, LLP, 515 South Flower Street, 25th Floor, Los Angeles, CA 90071, acts as legal counsel to the Fund.

                                 CODES OF ETHICS

Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a fund's investment activities. The Fund and the Adviser have adopted a joint code of ethics (the "Code") designed to prevent employees who may have access to nonpublic information about the trading activities of the Fund ("Access Persons") from profiting from that information. The Code permits Access Persons to invest in securities for their own accounts, including securities that may be held by the Fund, but places substantive and procedural restrictions on their trading activities. For example, to ensure that there is no conflict with the trading activities of the Fund , the Code requires that Access Persons receive advance approval for every securities trade of companies with market capitalizations of greater than $5 billion, which is the Fund's investible universe. Although the Code prohibits Access Persons from trading securities for their personal accounts before the Adviser trades such securities for its client accounts, Access Persons may trade such securities after the client trades have been completed. As a result of market movements, Access Persons may occasionally trade at prices favorable to those received by advisory clients, including the Fund. In order to prevent Access

Persons from capitalizing on the market effect of client trades, the Code prohibits Access Persons from trading opposite to the Adviser's recommendations for clients.

The Fund has also adopted a supplemental code of ethics for its principal and senior financial officers. The supplemental code is designed to deter wrongdoing and to promote honest and ethical conduct; full, fair, accurate, timely, and understandable disclosure in reports and documents filed by the Fund with the SEC; and compliance with applicable governmental laws, rules and regulations.

                              PROXY VOTING POLICIES

The Board of Directors of the Fund has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund to the Adviser as a part of the Adviser's general management of the Fund, subject to the Board's continuing oversight. The right to vote proxies with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

At least annually, the Adviser is required to provide to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser is required to submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved. For this purpose, a "conflict of interest" is deemed to occur when the Adviser or an affiliated person of the Adviser has a financial interest in a matter presented by a proxy to be voted on behalf of the Fund, other than the obligation the Adviser incurs as investment adviser to the Fund, which may compromise the Adviser's independence of judgment and action in voting the proxy.

The Fund is required to file a report of the Fund's complete proxy voting record for the 12 months ended June 30 on Form N-PX no later than August 31st of each year. Information regarding how the Adviser voted proxies relating to voting portfolio securities for the Fund is available without charge, upon request, by calling toll-free (800) 776-5033 and on the SEC's web site at www.sec.gov.

A copy of the Adviser's proxy voting policy and procedures is attached as Appendix B.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April [ ], 2005, the Fund was aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund. An asterisk below (*) indicates a shareholder of record, not a beneficial owner.

                                       Number of
                   Name and          Shares Owned         Percent
     Fund          Address             of Record          of Class
                                                              %
                                                              %

As of April [ ], 2005, the directors and officers as a group owned less than 1% of the outstanding shares of the Fund.

                            BROKERAGE ALLOCATION AND
                      OTHER PORTFOLIO TRANSACTION PRACTICES

The Adviser will furnish advice and recommendations with respect to the Fund's portfolio decisions and, subject to any instructions of the Board of Directors of the Fund, will determine the broker to be used in each specific transaction. The Adviser's traders receive daily reports detailing its brokerage transactions, including those of the Fund, and the Adviser's Chief Compliance Officer reviews monthly brokerage reports. The Adviser's Brokerage Oversight Committee meets periodically to review the Adviser's best execution policies and procedures.

In executing the Fund's portfolio transactions, the Adviser seeks to obtain the best net results for the Fund, taking into account such factors as the overall net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction where a large block of securities is involved, the known practices of brokers and their availability to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. While the Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. Although the Adviser may use broker-dealers that sell the Fund's shares to make transactions for the Fund's portfolio, the Adviser will not consider the sale of the Fund's shares as a factor when choosing financial firms to make those transactions. Neither the Adviser nor any of its affiliated persons will participate in commissions paid by the Fund to brokers or dealers or will receive any reciprocal business, directly or indirectly, because of such commissions.

The Adviser may direct the Fund's portfolio transactions to persons or firms in recognition of research and investment services provided by such person or firm if the amount of commissions for effecting the transactions is reasonable in relation to the value of the investment information provided by those persons or firms. Such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services may be used by the Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing the Adviser's other investment accounts. The Adviser may also direct the Fund's portfolio transactions to certain firms which have agreed to credit portions of their brokerage commissions to the Fund to offset certain Fund operating expenses, such as custody and transfer agency fees.

The Fund may in some instances trade in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. Traditionally, over-the-counter trades have been done on a principal basis; however, in accordance with current industry trend, unless otherwise directed, broker-dealers execute such transactions on an agency basis. Fixed income securities are still traded on a principal basis. The Fund may also purchase listed securities through the third market (i.e., where broker-dealers which are not members of any exchange and institutional investors trade over-the-counter in exchange-listed securities). Transactions in the third market are done on an agency basis.

The Adviser performs investment management services for various clients pursuant to the same core investment strategy, subject to client-mandated restrictions. In this connection, PFR's trade orders are generally executed as concurrent authorizations, or "trading programs," to purchase or sell the same security for most, if not all, accounts served by PFR. In other words, the Adviser may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. The Adviser allocates securities so purchased or sold, as well as the expense incurred in the transaction, on a pro-rata basis or in another manner it considers to be equitable and consistent with it fiduciary obligations to its clients. Although the Adviser does not purchase shares in initial public offerings ("IPO") on behalf of advisory clients, if the Adviser were to participate in an IPO on behalf of clients it would allocate IPO shares in the manner described above.

The aggregate amounts of brokerage commissions paid by the Fund are set forth in the table below.


-------------------------------------------------------------------------------
Name of Fund       Fiscal Year            Fiscal Year            Fiscal Year
                   Ended December         Ended December         Ended December
                   31, 2004               31, 2003               31, 2002
-------------------------------------------------------------------------------
Clipper Fund       $[  ]                  $4,271,440             $7,622,162
-------------------------------------------------------------------------------


During the year ended December 31, 2004 the Adviser directed on behalf of the Fund $____________ in transactions, with related commissions of $___________, to brokers which provided research services as well as execution. During the same year, the Adviser directed on behalf of the Fund $471,888 in commissions to certain brokers which had agreed to credit portions of their brokerage commissions to offset certain Fund expenses. Pursuant to such agreements, $347,559 of this amount was credited to the Fund. All trades are placed with brokers on a best execution basis.

                       CAPITAL STOCK AND OTHER SECURITIES

The Fund was incorporated under the General Corporation Law of California, on December 1, 1983. The beneficial interest of each series is divided into an unlimited number of shares, with no par value. The Fund's shares have equal dividend, distribution, liquidation and voting rights. Holders of the Fund's shares have no conversion or pre-emptive rights. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of capital stock may not be modified except by vote of the holders of a majority of the outstanding shares.

The Articles of Incorporation of the Fund give the Fund the right to redeem shares of capital stock evidenced by any stock certificate presented for transfer at the aggregate net asset value per share. Holders of capital stock are entitled to one vote per share on all matters voted upon by the Fund's shareholders. In addition, the Fund's shares have cumulative voting rights in the election of directors. This means that a shareholder may cumulate votes by multiplying the number of shares which the shareholder holds by the number of directors to be elected and casting all such votes for one candidate or distributing them among any two or more candidates. In order to cumulate votes, a shareholder must give notice of the shareholder's intention to cumulate votes at the meeting and prior to the voting, and the candidates' names must have been placed in nomination prior to the commencement of voting. If any one shareholder has given notice as described above, then all shareholders may cumulate their votes for candidates in nomination.

The Fund communicates important information to shareholders through Annual, Semi-Annual and Quarterly Reports, newsletters, special mailings and other events throughout the year. For further information, please refer to the registration statement and exhibits for the Fund on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this SAI concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

Certain information regarding pricing, purchasing, and redeeming Fund shares is contained in the Prospectus under the caption "Shareholder Information."

Valuation of Assets in Determining Net Asset Value

In valuing the Fund's assets for the purpose of determining net asset value, readily marketable portfolio securities listed on the New York Stock Exchange ("NYSE") are valued at the last sale price on the NYSE on the business day as of which such value is being determined at 4:00 p.m. Eastern time. If there has been no sale on the NYSE on such day, the security is valued at the closing bid price on such day. If no bid price is quoted on the NYSE on such day, then the security is valued by such method as the Board of Directors of the Fund determines in good faith to reflect its fair value. Readily marketable securities not listed on the NYSE but listed on other national securities exchanges are valued in like manner. In the case of NASDAQ, the NASDAQ Official Closing Price will be used. Readily marketable securities traded only in the over-the-counter market are valued at the current bid price. If no bid price is quoted on such day, then the security is valued by such method as the Board of Directors determines in good faith to reflect its fair value. All other assets of the Fund, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value.

Fair Value

The Board of Directors has adopted guidelines and procedures to "fair value" securities for which market prices are not readily available. Fair value pricing may be used, for example, in the unlikely event that trading is halted for the particular security or the security is thinly traded. Fair valuation is the responsibility of the Fund's Valuation Committee. In making the fair value determination, all relevant factors shall be considered and an analysis of the investment itself is of primary importance, but external factors, such as general market development and news events, may also be relevant. Pursuant to these procedures, fair values are determined using the best information available at the time. The Valuation Committee shall report at least quarterly to the Board of Directors in the event fair value pricing is utilized.

Purchase of Fund Shares

Orders for shares received by the Fund prior to the close of business on the NYSE on each day that the NYSE is open for trading are priced at net asset value per share computed as of the close of the NYSE on that day (normally 4:00 p.m. Eastern time). Orders received after the close of the NYSE or on a day it is not open for trading are priced at the close of NYSE on the next day on which it is open for trading at the next determined net asset value per share.

In-Kind Redemptions

Under unusual circumstances, when the Board of Directors deems it in the best interest of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. Should the in-kind distribution contain illiquid securities, the redeeming shareholder could have difficulty converting these assets into cash.

                                   TAX STATUS

Information  about the tax  status of the Fund and  certain  federal  income tax
consequences  to  Fund   shareholders  is  contained  in  the  Prospectus  under
"Dividends, Capital Gain Distributions and Taxes."

Federal Income Tax Consequences

The Fund will be treated as a separate entity for Federal income tax purposes. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. To so qualify (i) not more than 25% of the total value of the Fund's assets may be invested in securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies) or of any two or more issuers controlled by the Fund, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and (ii) with respect to 50% of the total value of the Fund's assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies) and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer

(other than U.S. Government securities and the securities of other regulated investment companies). By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes its net investment income and realized net capital gains.

Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in October, November or December of any calendar year and payable to shareholders of record on a specified date in such month will be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year.

If the Fund invests in zero coupon bonds upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price," as those terms are defined in the Code. Similarly, if the Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of the original issue discount even though it receives no cash currently as interest payment on the obligation.

If the Fund invests in Treasury-inflation protected securities ("TIPS"), it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund's investment in either zero coupon bonds or TIPS may require the Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

      Taxation of Shareholders

The Fund makes distributions to shareholders, if any, from net investment income and any net capital gains that it has realized. These distributions will be taxable to shareholders, whether paid in cash or reinvested (unless the investment is in an IRA or other tax advantaged account).

Distributions paid from the Fund's net investment income will be taxable as ordinary income or as qualified dividend income. Ordinary income is subject to graduated federal tax rates as high as 35%; qualified dividend income is currently subject to a maximum federal tax rate of 15%. The Fund will designate the portion (if any) of its distributions from investment earnings during each year that constitute qualified dividends. Generally, dividends that the Fund receives from domestic corporations and from foreign corporations whose stock is readily tradable on an established securities market in the U.S. or which are domiciled in countries on a list established by the Internal Revenue Service (the "IRS") will qualify for qualified dividend treatment when paid out to investors.

Distributions from the Fund's net short-term capital gains are taxable as ordinary income. Distributions from the Fund's long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long you have held your shares. Long-term capital gains are currently subject to a maximum federal income tax rate of 15%.

Absent further legislation, the reduced maximum tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long-term or short-term, depending upon the holding period of the redeeming shareholder. However, if a loss is realized on shares held for six months or less, and the shareholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Shareholders may also be subject to state and local taxes.

The Fund is required to withhold federal income tax at a rate set forth in applicable IRS Rules and Regulations ("backup withholding") from dividend payments and redemption and exchange proceeds if a shareholder fails to furnish his Social Security Number or other Tax Identification Number or fails to certify under penalty of perjury that such number is correct or that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the shareholder's account is opened.

      Taxes on Foreign Securities

Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of the Fund's assets to be invested in various countries is not known. Any amount of taxes paid by the Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

Under the Code, if more than 50% of the value of total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to pass through to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year.

Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax. Specifically, the available foreign tax credit must be determined separately with respect to nine categories of income (which will be reduced to two categories beginning in 2007). The Fund may have foreign source income allocable to the four following categories: (i) passive income; (ii) high withholding tax interest; (iii) dividends from a non-controlled foreign corporation pursuant to Section 902 of the Code; and (iv) other income not specifically categorized. Of these categories, a substantial part of the Fund's income is likely to constitute passive income. However, in the absence of specific regulatory guidance on the application of the income categories, the Fund cannot assure shareholders of the correctness of any allocation made.

Other Matters

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on a shareholder. Shareholders are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                         CALCULATION OF PERFORMANCE DATA

The Fund may occasionally advertise performance data such as total return (before and after taxes) or yield. To facilitate the comparability of these statistics from one mutual fund to another, the SEC has developed guidelines for the calculation of these statistics. The Fund will calculate its performance data in accordance with these guidelines.

Average Annual Total Return

The total return for a mutual fund represents the average annual compounded rate of return over a specified period of time that would equate the initial amount invested to the value of the investment at the end of the period of time. This is calculated by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                     P(1+T)n=ERV

      where:

      P     = hypothetical initial payment of $1,000.
      T     = average annual total return.
      n     = period covered by the computation, expressed in years.
      ERV   = ending  redeemable value of a hypothetical  $1,000 payment made at the beginning of the one-, five-, or ten-year periods at the end of the one-, five- or 10-year periods.

The calculation of average annual total return assumes the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

After-Tax Returns

The Fund may also quote after-tax total returns to show the impact of assumed federal taxes on an investment in the Fund. The Fund's total return after taxes on distributions shows the effect of taxable distributions on an investment in shares of the Fund for a specified period of time. The Fund's total return after taxes on distributions and sale of the Fund's shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of the Fund's shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are not taken into consideration.

Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictions of future tax effects.

Average Annual Total Return (After Taxes on Distributions). The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the specified periods that would equate with the initial amount invested to the ending value, according to the following formula:

                     P(1+T)n=ATVD

      where:

      P     = a hypothetical initial payment of $1,000.
      T     = average annual total return (after taxes on distributions).
      n     = number of years.
      ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods at the end of the one-, five- or 10-year periods after taxes on the Fund's distributions, but not after taxes on redemption.

Average Annual Total Returns (After Taxes on Distributions and Redemption). The average annual total return (after taxes on distributions and redemptions) is computed by finding the average annual compounded rate of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

                     P(1+T)n=ATVDR

      where:

      P     = a hypothetical initial payment of $1,000.
      T     = average  annual total return  (after  taxes on  distributions  and redemptions).
      n     = number of years.
      ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods after taxes on Fund distributions and redemptions.

                                   APPENDIX A

Ratings on Preferred Stock and Long-Term and Short-Term Debt Securities

Standard & Poor's ("S&P") Preferred Stock Ratings -- Investment Grade S&P's ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      A preferred stock issue rated "AAA" has the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

      A preferred stock issue rated "AA" also qualifies as a high-quality issue. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

      An issue rated "A" is backed by sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

      An issue rated "BBB" is regarded as backed by adequate capacity to pay preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

S&P Preferred Stock Ratings -- Non-Investment Grade

      Preferred stock issues rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      A preferred stock issue rated "CC" is currently paying, but in arrears on, dividends or sinking fund payments.

      A preferred stock issue rated "C" is nonpaying.

      A preferred stock issue rated "D" is nonpaying with the issuer in default on debt instruments.

Moody's Long-Term Debt Ratings -- Investment Grade

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds and preferred stock. Aa securities are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

      Bonds  and  preferred  stock  which are  rated A  possess  many  favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's Long-Term Debt Ratings -- Non-Investment Grade

      Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds and preferred stock in this class.

      Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      Bonds and preferred stock which are rated C are the lowest rated class of bonds and issues so rated and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's Short-Term Debt Ratings -- Investment Grade

      Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      o  Leading market positions in well-established industries.
      o  High rates of return on funds employed.
      o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
      o Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Moody's Short-Term Debt Ratings -- Non-Investment Grade

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Long-Term Credit Ratings - Investment Grade
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      An obligation rated "AA" differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

S&P Long-Term Credit Ratings -- Non-Investment Grade

Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      An obligation rated "CC" is currently highly vulnerable to nonpayment.

      The rating "C" may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

S&P Short-Term Credit Ratings -- Investment Grade

      A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

S&P Short-Term Credit Ratings -- Non-Investment Grade

      A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

      A short-term obligation rated "D" is in default. The "D" rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                   APPENDIX B

                           PACIFIC FINANCIAL RESEARCH
                                  PROXY VOTING
                              POLICY AND PROCEDURES

      PFR assumes a fiduciary responsibility to vote proxies in the best interest of its clients unless a client specifically reserves the right to vote its own proxies. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), PFR acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries.

GUIDELINES

      These guidelines have been developed to be consistent, whenever possible, with enhancing long-term shareholder value and with leading corporate governance practices. In determining how proxies will be voted, PFR will not be unduly influenced by representatives of management or other outside groups. These guidelines are not rigid policy positions. PFR will consider each proxy issue individually, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate. Generally, PFR will vote proxies as follows:

      Management Proposals
      --------------------

      In general, it is PFR's intention to vote for proposals introduced by company management in accordance with management's recommendations on the following types of management proposals:

      1. Election of directors (unless an alternative slate of directors has been proposed, in which case we will decide on a case by case basis);

      2.   Approval of independent registered public accounting firm;

      3.   Executive compensation plans;

      4.   Corporate structure; and

      5.   Limiting directors' liability.

      However, PFR will vote against management proposals that we believe are designed to entrench management or to unreasonably deter an acquisition of the company at a fair price to shareholders such as the following:

      1.   Proposals to stagger board members' terms;

      2. Proposals to limit the ability of shareholders to call special meetings;

      3.   Proposals to require super majority votes;

      4. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

      5.   Proposals to implement "poison pill" provisions; and

      6.   Proposals to implement "fair price" provisions.

      Shareholder Proposals
      ---------------------

      At times, shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. PFR will examine each proposal from an economic perspective and will not be influenced by political or social concerns. Generally, PFR will vote against shareholder proposals that could negatively impact the company's ability to conduct business, but will support shareholder proposals that will lead to maximization of shareholder value.

PROXY REVIEW

      Upon receipt of proxies for securities held by our clients, a copy of each proxy will be provided to the analysts who have research responsibility for that particular security. The analysts will carefully review the proxy materials. Proposals will be considered individually and collectively to determine if they are in the best interests of shareholders. Unless there is a compelling reason to the contrary, proxies will be voted in accordance with the previously discussed proxy guidelines.

      If the application of our proxy guidelines would result in PFR voting against management, the analysts will discuss the proposal with PFR's President. In keeping with PFR's partnership philosophy of investing, the analysts will contact company management to discuss our intended vote. Unless management provides a persuasive argument as to why the proposal is in fact in the best interest of shareholders, we will vote against it. For proposals that we vote against, we will prepare a memorandum explaining our position. A copy of this memorandum will be attached to the proxy statement and retained in a central file.

      Once the analysts have determined the appropriate proxy votes, they will indicate on the proxy voting instruction sheet how all proxies received by us will be voted.

      Conflicts of Interest
      ---------------------

      Occasions may arise during the voting process in which the best interest of the clients conflicts with PFR's interest. If PFR learns that a conflict of interest exists, the client accounting department will prepare a report that identifies:

      1.   The  details  of the  conflict  of  interest;
      2.   Whether or not the conflict is  material;  and

      3. The procedures to ensure that PFR makes proxy-voting decisions based on the best interest of clients.

      If PFR determines that a material conflict of interest still exists after following these steps, PFR will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

PROCEDURES

      The following procedures have been established to ensure that all proxies received by PFR are voted on a timely basis and voted consistently across all portfolios:

      1. The PFR mailroom will forward all proxy materials to the client accounting department;
      2. The client accounting department will prepare PFR proxy voting instruction sheets for the applicable securities;
      3. A copy of the proxy materials will be forwarded to the analyst(s) responsible for the security;
      4. Using the guidelines described above, the analyst(s) will determine how PFR will vote with respect to each proposal and indicate such on the proxy voting instruction sheet;
      5. The client accounting department will vote all proxies in accordance with the proxy voting instruction sheet except for those proxies over which the client has retained voting control. These proxies will be voted in accordance with instructions from the applicable clients;
      6. As each proxy form is voted and mailed, the mailing date will be recorded on the PFR proxy voting instruction sheet;
      7. Approximately 10 days prior to each shareholder meeting date, we will review the proxy voting instruction sheet in conjunction with a security cross-reference to determine which proxy cards have not been received; and
      8. For accounts for which proxies should have been received but have not, the applicable custodian banks will be contacted and asked to forward the proxies to PFR for voting.

      Proxy Voting Record Keeping
      ---------------------------

      The client accounting department will maintain a record regarding the voting of proxies. The PFR proxy voting instruction sheets contain the following information:

      1.   The name of the issuer;
      2.   The exchange ticker symbol;
      3.   The CUSIP number;
      4.   The shareholder meeting date;
      5.   A brief description of the matter brought to vote;
      6.   Whether the proposal was submitted by management or a shareholder;
      7.   How PFR voted the proxy (for, against, abstained); and
      8.   Whether the proxy was voted for or against management.

      Pursuant to Rule 204-2 of the Advisers Act, PFR will maintain the following records for five years in an easily accessible place, the first two years in its office:

      1.   PFR's proxy policies and procedures;
      2. Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by PFR);
      3.   Records of votes cast on behalf of clients;
      4.   Records of written client requests for voting information;
      5. Records of written responses from PFR to both written and verbal client requests; and
      6. Any other documents prepared that were material to PFR's decision to vote a proxy or that memorialized the basis for the decision.

      Obtaining a Voting Proxy Report
      -------------------------------

      PFR will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how PFR voted their securities. Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling PFR's offices at 1-310-247-3939. The report will be provided free of charge. The policy is also available on our website at www.pfr.biz.



APPROVED:  JULY 23, 2003

                            PART C. OTHER INFORMATION


   ITEM 23. EXHIBITS

         (a) Articles of Incorporation of the Fund, as amended -- incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement filed on April 30, 1999;

         (b) By-Laws of the Fund - - incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement filed on April 30, 1999;

         (c)   Not applicable;

         (d) Investment Advisory Contract between Fund and Pacific Financial Research, Inc. - - incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on April 26, 2004;

         (e)   Not applicable;

         (f)   Not applicable;

         (g) Custodian Contract between the Fund and State Street Bank and Trust Company - - incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement filed on April 30, 1999;

         (h) Transfer Agency and Service Agreement between the Fund and National Financial Data Services, with amendment thereto -- incorporated by reference to Post-Effective Amendment No. __ to the Registration Statement filed on [December 21, 1983];

         (i) Opinion and Consent of Counsel -- incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement filed on April 4, 2002;

         (j) Consent of Independent Registered Public Accounting Firm -- to be filed by later amendment;

         (k)   Not applicable;

         (l)   Not applicable;

         (m)   Not applicable;

         (n)   Not applicable;

         (o)   Reserved;

         (p) Amended Joint Code of Ethics of the Fund and of Pacific Financial Research, Inc., the Fund's investment adviser - - filed herein as Exhibit (p);

   ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

            None.

   ITEM 25. INDEMNIFICATION

            Reference is made to Article VI of the Registrant's By-Laws (filed previously with the Securities and Exchange Commission) and Section 317 of the California General Corporation Law.

             The Registrant hereby undertakes that it will apply the
            indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 and Release No. 7221 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended so long as the interpretation of Section 17(h) and 17(i) of such act remain in effect. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of an action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

            None of the directors or officers of Pacific Financial Research, Inc., the investment adviser to the Fund, have been engaged in any other business, profession, vocation or employment of a substantial nature within the last two fiscal years of the Fund.

   ITEM 27. PRINCIPAL UNDERWRITERS

             Not applicable.

   ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

            All accounts, books and other documents required to be maintained by
            Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of Fund: 9601 Wilshire Blvd., Suite 800, Beverly Hills, California 90210; and at the offices of State Street Bank & Trust Company, One Federal Street, Boston, Massachusetts 02110.

   ITEM 29. MANAGEMENT SERVICES

            Not applicable.

   ITEM 30. UNDERTAKINGS

            Not applicable.




                                  Exhibit List


                Exhibit No.      Description
                (p)               Amended Joint Code of Ethics

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 24 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Beverly Hills, and State of California, on the 25th day of February, 2005.

                                                   CLIPPER FUND, INC.

                                                      /s/James H. Gipson
                                                      ------------------
                                                      James H. Gipson
                                                      Chairman and
                                                      President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following in the capacities and on the dates indicated.

NAME                             TITLE                          DATE

/s/ James H. Gipson              Chairman of the Board           22 Feb 2005
-------------------                                              -----------
James H. Gipson                  President and Director
                                 (Principal Executive Officer)

/s/ Michael Kromm                Secretary, Treasurer            22 Feb 2005
-----------------                                                -----------
Michael Kromm                    (Principal Accounting Officer)

/s/ F. Otis Booth, Jr.           Director                        22 Feb 2005
----------------------                                           -----------
F. Otis Booth, Jr.

/s/ Norman B. Williamson         Director                        22 Feb 2005
------------------------                                         -----------
Norman B. Williamson

/s/ Lawrence P. McNamee          Director                        22 Feb 2005
-----------------------                                          -----------
Lawrence P. McNamee

                                                                       Exhibit P


            CODE OF ETHICS AND POLICY STATEMENT ON INSIDER TRADING

                        PACIFIC FINANCIAL RESEARCH, INC.

                               CLIPPER FUND, INC.

                  AMENDED AND RESTATED AS OF OCTOBER 1, 2004

I.    PERSONAL SECURITIES TRANSACTION POLICY

      A.   PREAMBLE

      Pacific Financial Research, Inc. ("PFR") serves as the investment adviser to Clipper Fund, Inc. (the "Fund") and various separately managed accounts (together with the Fund, the "Advisory Clients").(1) This Code of Ethics (the "Code") is being adopted by the Fund and PFR in compliance with the requirements of Rule 17j-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and Sections 204A and 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"), specifically Rule 204A-1 thereunder, to effectuate the purposes and objectives of those provisions. These provisions make it unlawful for Access Persons (defined below), including any employee, officer or director of either the Fund or PFR, in connection with the purchase or sale by such person of a security held or to be acquired by an Advisory Client:(2)

      1.   To employ a device, scheme or artifice to defraud the Advisory
           Client;

      2. To make to the Advisory Client any untrue statement of a material fact or omit to state to the Advisory Client a material fact necessary in order to make the statements made, in light of the circumstances in which they are made, not misleading;

      3. To engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon the Advisory Client; or

      4.   To engage in a manipulative practice with respect to the Advisory
           Client.

      This Code is predicated on the principle that PFR owes a fiduciary duty to its Advisory Clients. As a fiduciary, PFR, at all times, must serve in its Advisory Clients' best interests and comply with all applicable provisions of the federal securities laws.(3) In this

____________________

1 PFR also serves as sub-adviser to several open-end investment companies, each of which is also an Advisory Client.

2 A security is deemed to be "held or to be acquired" if within the most recent fifteen (15) days it (i) is or has been held by an Advisory Client, or (ii) is being or has been considered by PFR for purchase by the Advisory Client.

3 "Federal securities laws" means the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, the Investment Company Act of 1940, the Investment Advisers Act of 1940, Title V of the Gramm-Leach-Bliley Act, and any rules adopted by the U.S. Securities and Exchange Commission under any of these statutes, the Bank Secrecy Act as it applies to mutual funds and investment advisers, and any rules adopted thereunder by the Commission or the Department of the Treasury.

connection, PFR's employees must avoid activities, interests, and relationships that run contrary to the best interests of Advisory Clients, whether as a result of a possible conflict of interest, the improper use of confidential information, diversion of an investment opportunity, or other impropriety with respect to dealing with or acting on behalf of an Advisory Client. Although no written code can take the place of personal integrity, the following, in addition to common sense and sound judgment, should serve as a guide to the minimum standards of proper conduct.

      B.   DEFINITIONS

"Access Person" means any director, officer, employee, or Advisory Person (as defined below) of the Fund or of PFR, their spouses or their immediate families.(4) A list of Access Persons is set forth in Exhibit G, attached.

"Advisory Person" means any director, officer, or employee of the Fund or of PFR (or of any company in a control(5) relationship to the Fund or PFR) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding, the purchase or sale of Covered Securities by an Advisory Client, or whose functions relate to the making of any recommendations with respect to such purchases or sales. In addition, Advisory Person means any natural person in a control relationship to the Fund or PFR who obtains information concerning recommendations made to an Advisory Client with regard to the purchase or sale of Covered Securities.(6)

"Automatic Investment Plan" means a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation. An Automatic Investment Plan includes a dividend reinvestment plan.

A security is "being considered for purchase or sale" or is "being purchased or sold" when a recommendation to purchase or sell the security has been made and communicated, which includes when an Advisory Client has a pending "buy" or "sell" order with respect to a security, and, with respect to the person making the recommendation, when such person

____________________

4 Immediate family includes your spouse, children and/or stepchildren and other relatives who live with you if you contribute to their financial support.

5 For purposes of this Code, "control" has the same meaning as it does under
Section 2(a)(9) of the Investment Company Act.

6 PFR is a wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("Old Mutual"). Accordingly, Old Mutual is in a control relationship to PFR. This notwithstanding, under the organizational structure of Old Mutual, PFR maintains separate offices, independent operations and autonomy when making investment decisions. In this regard, officers, directors, or employees of Old Mutual do not, in connection with their regular functions or duties, make, participate in, or obtain information regarding, the purchase or sale of Covered Securities by an Advisory Client, nor do their functions relate to the making of any recommendations with respect to such purchases or sales, nor do they obtain knowledge concerning recommendations made to any Advisory Client with regard to the purchase or sale of Covered Securities. In view of these circumstances, officers, directors, or employees of Old Mutual are neither Access Persons nor Advisory Persons as defined in this Code.

seriously considers making such a recommendation. "Purchase or sale of a security" includes the writing, purchasing or selling of an option to purchase or sell a security.

"Beneficial ownership" shall be as defined in, and interpreted in the same manner as it would be in determining whether a person is subject to the provisions of, Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder which, generally speaking, encompass those situations where the beneficial owner has the right to enjoy some economic benefit from the ownership of the security. A person is normally regarded as the beneficial owner of securities held in the name of his or her spouse or minor children living in his or her household.

"Chief Compliance Officer" is the person responsible for, among other things, the development of the supervisory procedures for the prevention and detection of insider trading and the reporting and certification requirements set forth in this Code. PFR's Chief Compliance Officer is its Corporate Counsel, who also serves as the Fund's Chief Compliance Officer, subject to the continuing approval of the Fund's Board of Directors (the "Board").

"Covered Security" means a security as defined in Section 202(a)(18) of the Advisers Act and Section 2(a)(36) of the Investment Company Act, except that it does not include: (i) direct obligations of the Government of the United States;
(ii) bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments (maturity of less than 366 days at issuance and rated in one of the two highest rating categories by a nationally recognized statistical rating organization), and repurchase agreements; (iii) shares issued by money market funds; and (iv) shares issued by open-end funds other than Reportable Funds. Any question as to whether a particular investment constitutes a "security" should be referred to the Chief Compliance Officer.

A security is "eligible for purchase" by an Advisory Client if its market capitalization, at the time of purchase, is $5 billion or greater.

"Employee-Related Account" means an account for any of the following persons:
(i) the employee, (ii) the employee's spouse, (iii) the employee's minor child or children, (iv) any other relative of the employee or the employee's spouse sharing the same home as the employee, and (v) an entity or individual for whom/which the employee acts as general partner / managing member, trustee, executor or agent.

"Fund" means Clipper Fund, Inc., an open-end investment company registered under the Investment Company Act.

"Independent Director" means a director of the Fund who is not affiliated with PFR and who does not otherwise meet the definition of "interested person" under
Section 2(a)(19) of the Investment Company Act.

"Reportable Fund" means any open-end fund for which PFR serves as an investment adviser as defined in Section 2(a)(20) of the Investment Company Act or any open-end fund whose investment adviser or principal underwriter controls PFR, is controlled by PFR, or is under common control with PFR.

      C.   PROHIBITED TRANSACTIONS

      1.   No Access Person shall:

           (a) engage in any act, practice or course of conduct, which would violate the provisions of Rules 17j-1 and 204A-1 set forth above;

           (b) purchase or sell, directly or indirectly, any security in which he or she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which to his or her actual knowledge at the time of such purchase or sale:

                (1) is being considered for purchase or sale for Advisory Clients, or

                (2)  is being purchased or sold for Advisory Clients; or

           (c) disclose to other persons the portfolio holdings of Advisory Clients, except for the following disclosures:(7)

                (1) to persons providing services to Advisory Clients who have a need to know such information in order to fulfill their obligations to Advisory Clients, such as administrators, custodians, and consultants;

                (2) in connection with periodic reports that are available to shareholders and the public;(8)

                (3) with respect to the Fund, to mutual fund rating or statistical agencies or persons performing similar functions provided that such information has been made publicly available;(9)

                (4) pursuant to a regulatory request or as otherwise required by law; or

                (5) to persons approved in writing by the Chief Compliance Officer.

____________________

7 PFR recognizes that this prohibition is rooted in the fiduciary principle that information concerning the identity of security holdings and financial circumstances of its Advisory Clients is confidential.

8 This would include any report made available on the Fund's website.

9 The Fund's portfolio holdings are considered to be publicly disclosed: (i) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the Securities and Exchange Commission ("SEC") that is required to include the information, (ii) the day after the Fund makes such information available on its website, or (iii) at such additional times and on such additional basis as determined by the SEC or its staff.

      2.   No Access Person shall:

           (a) accept any gift, service, or other gratuity (other than those having a value of not more than $100 per annum per entity) from any person or entity that does business with or on behalf of PFR or that is seeking to conduct business with or on behalf of PFR. However, Access Persons may accept an invitation to a business entertainment event such as dinner or a sporting event, of reasonable value, as long as such attendance is neither so frequent nor so extensive as to raise any question of propriety, and the person or entity providing the entertainment is present; similarly, Access Persons should not offer gifts, favors, entertainment or other things of value that could be viewed as extravagant, overly generous, aimed at influencing decision-making or making an Advisory Client feel beholden to the firm or the Access Person.

                The Chief Compliance Officer shall maintain a log of gifts received and business entertainment events attended (including lunches, dinners, cocktail parties, etc.) (Exhibit A attached). It is each employee's responsibility to inform the Chief Compliance Officer (or her designee) prior to attending any such event, when practicable; if not, promptly thereafter. The log shall set forth the following information: (i) the date of the event, (ii) the nature of the event, (iii) the entity sponsoring or paying for the event, and (iv) except for industry conferences sponsored by entities that do business with or on behalf of PFR, the approximate value thereof (per person). In connection with attending conferences sponsored by entities that do business with or on behalf of PFR, employees need not separately report entertainment provided as part of such conferences so long as such entertainment is available to all conference participants. Employees need only report the date(s) of the conference and the sponsoring entity for purposes of the above-referenced event log.

           (b) acquire any securities in an initial public offering, in order to preclude any possibility of such person profiting from his or her position with PFR.

           (c) purchase any securities in a private placement, without prior approval of the Chief Compliance Officer. Any person authorized to purchase securities in a private placement shall disclose that investment when such person plays a part in any subsequent consideration of an investment in the issuer. In such circumstances, PFR's decision to purchase securities of the issuer shall be subject to independent review by investment personnel with no personal interest in the issuer.

           (d) profit in the purchase and sale, or sale and purchase, of the same (or equivalent) Covered Securities within sixty (60) calendar days. Trades made in violation of this prohibition should be unwound, if possible. Otherwise, any profits realized on such short-term trades shall be subject to disgorgement to a charity specified by such Access Person, with the exception of trades in shares of the Fund, in which case any profits realized shall be subject to disgorgement to the Fund.

           (e)  trade opposite of PFR recommendations for Advisory Clients.

           (f) "front-run" any Advisory Client, which is a practice generally understood to be employees personally trading ahead of or in anticipation of client orders.

           (g) serve on the board of directors of any publicly traded company absent prior determination by the Boards of Directors of both PFR and the Fund that such board service would not be inconsistent with the interests of the Fund, its shareholders, or any other Advisory Client.

      D.   EXEMPTED TRANSACTIONS

      The prohibitions of Subparagraphs C.1.(b) and C.2.(d) shall not apply to:

      1. purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control;

      2. purchases or sales which are non-volitional on the part of the Access Person or an Advisory Client, as applicable;

      3.   transactions which are part of an Automatic Investment Plan;

      4. purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired;

      5. purchases or sales of securities which are not eligible for purchase by Advisory Clients and which are not related economically to securities purchased, sold or held by Advisory Clients; provided, however, that the provisions of Subparagraph C.2.(d) shall apply to purchases or sales of shares of the Fund; in addition, the provisions of Subparagraphs C.1.(b) and C.2.(d) shall apply to any Covered Security which, at the time purchased for Advisory Clients, had a market capitalization of $5 billion or greater, but due to a subsequent price decline, is currently under the $5 billion threshold;

      6. purchases or sales of Covered Securities that resulted from a rebalance of an Advisory Client's account and not as a result of block trade;(10) and

      7. transactions which appear upon reasonable inquiry and investigation to present no reasonable likelihood of harm to any Advisory Client and which are otherwise in accordance with Rules 17j-1 and 204A-1; as determined by the Chief Compliance Officer taking into consideration the nature of the security, the amount and nature of transactions by any Advisory Client(s), the proposed amount and nature of the transactions by the Access Person, the current and normal market activity in the subject security, and such other factors as are relevant to such determinations. Such exemption determinations may be made by standing order of the Chief Compliance Officer or on a case-by-case basis as the circumstances require. Any such exemption determination must be memorialized in writing.

      E.   COMPLIANCE PROCEDURES

      1. Pre-clearance. All Access Persons shall receive prior written approval(11) from the Chief Compliance Officer before purchasing or selling Covered Securities.(12) Prior to approval of a transaction by the Chief Compliance Officer, one of the two members of the Investment Staff assigned to the relevant industry/sector shall indicate whether the security is being considered for purchase or sale for any Advisory Clients.(13) Pre-clearance approval for Covered Securities shall be made on the form attached as Exhibit B - 1 and shall indicate the time of signature of the authorizing individual (i.e., the Chief Compliance Officer or, in her absence, the Chief Operations Officer, or, in the absence of both the Chief Compliance Officer and the Chief Operations Officer, the member of the Investment Staff responsible for overseeing PFR's Trading department).

           In connection with Reportable Funds, pre-clearance approval shall be made on the form attached as Exhibit B - 2, and only requires approval by one authorizing individual.

           In all cases, pre-clearance approval is only effective on the day in which the approval is granted.

____________________

10 Such rebalances result from unsolicited instructions from Advisory Clients about which the Access Person neither knew nor had reason to know, e.g., a deposit or withdrawal that is not of a regular nature.

11 In the event that the Access Person requesting pre-clearance is out of the office, telephonic approval is permissible provided that any such approval is documented in writing upon the Access Person's return to the office.

12 The Chief Compliance Officer shall not pre-clear or approve any transactions in which she has a beneficial interest, but rather shall seek pre-clearance or approval of such transaction by the President of PFR.

13  The Investment Staff comprises all seven of PFR's principals.

           However, purchases or sales of Covered Securities which, pursuant to Subparagraph D.5., are not eligible for purchase or sale by Advisory Clients, do not require pre-clearance (such transactions, however, remain subject to all reporting requirements discussed below).

      2. Reporting Requirements. In order to provide PFR with information to enable it to determine with reasonable assurance any indications of scalping,(14) front-running, or the appearance of a conflict of interest with the trading by PFR Advisory Clients, all Access Persons shall submit the following reports in the forms attached hereto to the Chief Compliance Officer showing all transactions in Covered Securities in which the person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership.

           (a) Disclosure of Personal Holdings. All Access Persons shall disclose to the Chief Compliance Officer all holdings in Covered Securities within 10 days of becoming an Access Person (which must be current as of a date not more than 45 days before the report is submitted) (the "Initial Report")(15) and thereafter NO later than each January 30th (which must be current as of a date not more than 45 days before submitting the report) (the "Annual Report"). Such reports shall be made on the forms attached asExhibit C and Exhibit D, respectively, and shall include:

                (1) The title, number of shares and principal amount of each Covered Security in which the Access Person has any direct or indirect beneficial ownership;

                (2) The name of any broker, dealer or bank with whom the Access Person maintains an account in which securities are held for the direct or indirect benefit of the Access Person; and

                (3)  The date that the report is submitted by the Access Person.

           (b) Quarterly Reporting Requirements. Except as provided in Subparagraphs E.3. and E.7. of this Section, Access Persons shall report transactions in any Covered Security in which such person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership in the security. Reports required to be made under this Subparagraph shall be made not later than 30 days after the end of the calendar quarter in which the transaction to which the

____________________

14 Scalping occurs when an employee purchases securities for clients for the sole purpose of increasing the value of the same securities held in such employee's personal accounts.

15 The Initial Report of Personal Holdings (Exhibit C hereto) shall include such Access Person's initial certification that they have received, read, and understood the Code and that they agree to comply with the terms thereof.

                report relates was effected and shall contain the following information:(16)

                (1) The date of the transaction, the title and the number of shares, and the principal amount of each security involved;

                (2) The nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

                (3)  The price at which the transaction was effected;

                (4) The name of the broker, dealer or bank with or through whom the transaction was effected; and

                (5)  The date that the report is submitted by the Access Person.

           With respect to any account established by the Access Person in which any Covered Securities were held during the quarter for the direct or indirect benefit of the Access Person:

                (1) The name of the broker, dealer or bank with whom the Access Person established the account;

                (2)  The date that the account was established; and

                (3)  The date that the report is submitted by the Access Person.

           Reports made under this Subparagraph shall be accompanied by the form attached hereto as Exhibit E.

           Employees are reminded that they must also report transactions by members of their immediate family including spouse, children and other members of the household in accounts over which the employee has a direct or indirect influence or control.

      3. Each Independent Director of the Fund need only report a transaction in a Covered Security if such Director, at the time of the transaction knew, or, in the ordinary course of fulfilling his official duties as a Director, should have known that, during the 15-day period immediately preceding or after the date of the transaction by the Director, such security is or was purchased or sold by the Fund or is or was being considered for purchase or sale by the Fund; provided, however, that this Subparagraph shall not apply to transactions in shares of the Fund.

____________________

16 All Access Persons shall be required to submit a report for all periods, including those periods in which no securities transactions were effected (i.e., negative reporting).

      4. Access Persons shall direct their broker-dealers to send to the Chief Compliance Officer duplicate broker trade confirmations and account statements which shall be received, at a minimum, no later than 30 days after the end of each calendar quarter. A form brokerage letter is attached to this policy as Exhibit F.

      5. The Chief Compliance Officer shall notify each Access Person that he or she is subject to these reporting requirements, and shall provide Access Persons with any amendments to the Code.(17)

      6. Reports submitted to the Chief Compliance Officer pursuant to this Code shall be confidential and shall be provided only to the Directors of the Fund, Fund counsel, the U.S. Securities and Exchange Commission or other regulatory bodies, and other third parties pursuant to applicable law.

      7. Exceptions from Reporting Requirements. Access Persons need not make a report under this Section with respect to (i) transactions effected for, and Covered Securities held in, any account over which the person has no direct or indirect influence or control, and (ii) transactions effected pursuant to an Automatic Investment Plan.

      8. Certification of Compliance with Code of Ethics. Every Access Person shall certify annually that:

           (a) He or she has read and understand the Code and recognizes that he or she is subject thereto;

           (b)  He or she has complied with the requirements of the Code; and

           (c) He or she has reported all personal securities transactions required to be reported pursuant to the requirements of the Code.

           This certification shall be contained in the Annual Report of Personal Holdings described in Subparagraph E.2.(a) of this Section (Exhibit D hereto).

      F.   IMPLEMENTATION; REVIEW; SANCTIONS

      1. Implementation and Review. The Chief Compliance Officer will have primary responsibility for enforcing the Code. Access Persons are required to promptly report any violations of the Code to the Chief Compliance Officer. Enforcement of the Code includes reviewing the transaction reports

____________________

17 In connection with the adoption of this revised Code, each Access Person, other than the Independent Directors, shall certify in writing within 15 calendar days of its adoption, that they have received, read, and understood the revised Code and that they agree to comply with the terms thereof. Similarly, with respect to any subsequent amendments to the Code, Access Persons will be required to execute corresponding certifications.

           and assessing whether Access Persons followed all required internal procedures (e.g., pre-clearance). In this connection, the Chief Compliance Officer (or her designee) periodically will compare reports of personal securities transactions with completed and contemplated Advisory Client transactions to determine whether noncompliance with the Code or other applicable trading procedures may have occurred. Access Persons should note that technical compliance with the Code's procedures does not automatically insulate from scrutiny trades which show a pattern of abuse of an Access Person's fiduciary duties to all Advisory Clients.

      2. Sanctions. If a violation of this Code occurs or a preliminary determination is made that a violation may have occurred, a report of the alleged violation shall be made to the Fund's Board and to PFR's Compliance Oversight Committee. Sanctions for violation of the Code may include any or all of the following: (a) a letter of censure, (b) temporary or permanent suspension of trading for any Employee-Related Account, (c) disgorgement of profit to a charity specified by the Access Person, (d) a monetary fine, and/or (e) any other sanction deemed appropriate by the Fund's Board and PFR's Compliance Oversight Committee.

      G.   REPORTS TO THE BOARD OF DIRECTORS

      1. On a quarterly basis, the Chief Compliance Officer shall report to the Board all apparent violations of this Code and the reporting requirements thereunder. The Board shall consider reports made to the Board hereunder and shall determine whether or not the sanctions imposed, if any, were reasonable under the circumstances.

      2. On an annual basis, the Chief Compliance Officer shall prepare a report relating to this Code for the Board and such report shall:

           (a) Summarize existing procedures concerning personal investing and any changes in the procedures made during the past year;

           (b) Identify any recommended changes in the existing restrictions or procedures based upon the Fund's experience under its Code, evolving industry practices or developments in applicable laws or regulations; and

           (c) Certify that the Fund has adopted procedures reasonably necessary to prevent Access Persons from violating the Code.

      3. Upon discovering a violation of the Code of Ethics, the Board of Directors may impose such sanctions as they deem appropriate, including, among other things, a letter of censure or suspension or termination of the employment of the violator.

      H.   RETENTION OF RECORDS

      This Code of Ethics; a list of all persons required to make reports and review reports hereunder from time to time, as shall be updated by the Chief Compliance Officer; a copy of each report made by an Access Person hereunder; each memorandum made by the Chief Compliance Officer hereunder and a record of any violation hereof and any action taken as a result of such violation; and all other records required under Rules 17j-1 and 204A-1 shall be maintained by PFR and the Fund as required under those provisions.


II.   POLICY STATEMENT ON INSIDER TRADING

      A.   INTRODUCTION

      Section 204A of the Advisers Act requires every investment adviser to establish, maintain, and enforce written policies and procedures reasonably designed, taking into consideration the nature of such investment adviser's business, to prevent the misuse of material, nonpublic information by such investment adviser or any person associated with such investment adviser. In accordance with Section 204A, PFR has instituted procedures to prevent the misuse of nonpublic information.

      Although "insider trading" is not defined in securities laws, it is generally thought to be described as trading either personally or on behalf of others on the basis of material non-public information or communicating material non-public information to others in violation of the law. In the past, securities laws have been interpreted to prohibit the following activities:

      o Trading by an insider while in possession of material non-public information; or

      o Trading by a non-insider while in possession of material non-public information, where the information was disclosed to the non-insider in violation of an insider's duty to keep it confidential; or

      o Communicating material non-public information to others in breach of a fiduciary duty.

PFR's Insider Trading Policy applies to all of its employees. Any questions should be directed to the Chief Compliance Officer.

      B.   WHOM DOES THE POLICY COVER?

      This policy covers all of PFR's employees ("Covered Persons") as well as any transactions in any securities participated in by family members, trusts or corporations directly or indirectly controlled by such persons. In addition, the policy applies to transactions engaged in by any corporation in which the Covered Person is an officer, director or 10% or greater stockholder and any partnership of which the Covered Person is a partner unless the Covered Person has no direct or indirect control over the partnership.

      C.   WHAT INFORMATION IS MATERIAL?

      Individuals may not be held liable for trading on inside information unless the information is material. "Material information" is generally defined as information for which there is a substantial likelihood that an investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities.

      Advance knowledge of the following types of information is generally regarded as "material":

      o  Dividend or earnings announcements

      o  Write-downs or write-offs of assets

      o  Additions to reserves for bad debts or contingent liabilities

      o  Expansion or curtailment of company or major division operations

      o  Merger or joint venture announcements

      o  New product/service announcements

      o  Discovery or research developments

      o  Criminal, civil and government investigations and indictments

      o  Pending labor disputes

      o  Debt service or liquidity problems

      o  Bankruptcy or insolvency problems

      o  Tender offers, stock repurchase plans, etc.

      o  Recapitalization

      Information provided by a company could be material because of its expected effect on a particular class of a company's securities, all of the company's securities, the securities of another company, or the securities of several companies. The misuse of material non-public information applies to all types of securities, including equity, debt, commercial paper, government securities and options.

      Material information does not have to relate to a company's business. For example, material information about the contents of an upcoming newspaper column may affect the price of a security, and therefore be considered material.

      D.   WHAT INFORMATION IS NON-PUBLIC?

      In order for issues concerning insider trading to arise, information must not only be material, but also non-public. "Non-public" information generally means information that has not been available to the investing public.

      Once material, non-public information has been effectively distributed to the investing public, it is no longer classified as material, non-public information. However, the distribution of non-public information must occur through commonly recognized channels for the classification to change (e.g., Reuters, The Wall Street Journal or other publications of general circulation). In addition, the information must not only be publicly disclosed, there must be adequate time for the public to receive and digest the information. Lastly, non-public information does not change to public information solely by selective dissemination.

      PFR's employees must be aware that even where there is no expectation of confidentiality, a person may become an insider upon receiving material, non-public information. Whether the "tip" made to the employee makes him/her a "tippee" depends on whether the corporate insider expects to benefit personally, either directly or indirectly, from the disclosure.

      The "benefit" is not limited to a present or future monetary gain; it could be a reputational benefit or an expectation of a quid pro quo from the recipient by a gift of the information. Employees may also become insiders or tippees if they obtain material, non-public information by happenstance, at social gatherings, by overhearing conversations, etc.

      E.   PENALTIES FOR TRADING ON INSIDER INFORMATION

      Severe penalties exist for firms and individuals that engage in the act of insider trading, including civil injunctions, treble damages, disgorgement of profits and jail sentences. Further, fines for individuals and firms found guilty of insider trading are levied in amounts up to three times the profit gained or loss avoided, and up to the greater of $1,000,000 or three times the profit gained or loss avoided, respectively.

      F. PROCEDURES TO FOLLOW IF AN EMPLOYEE BELIEVES THAT HE/SHE POSSESSES MATERIAL, NON-PUBLIC INFORMATION

      If an employee has questions as to whether they are in possession of material, non-public information, they must inform the Chief Compliance Officer and Chief Executive Officer as soon as possible. From this point, the employee, Chief Compliance Officer and Chief Executive Officer (or his designee) will conduct research to determine if the information is likely to be considered important to investors in making investment decisions, and whether the information has been publicly disseminated.

      Given the severe penalties imposed on individuals and firms engaging in insider trading, employees:

      o Shall not trade the securities of any company in which they are deemed insiders who may possess material, non-public information about the company.

      o Shall not engage in securities transactions of any company, except in accordance with PFR's Personal Securities Transaction Policy and the securities laws.

      o Shall submit personal security trading reports in accordance with the Personal Security Transaction Policy.

      o Shall not discuss any potentially material, non-public information with colleagues, except as specifically required by their positions.

      o Shall immediately report the potential receipt of non-public information to the Chief Compliance Officer and Chief Executive Officer (or his designee).

      o Shall not proceed with any research, trading, etc. until the Chief Compliance Officer and Chief Executive Officer (or his designee) inform the employee of the appropriate course of action.




INITIAL ADOPTION:        JULY 12, 2000
AMENDED AND RESTATED: MARCH 26, 2004 [EFFECTIVE AS OF APRIL 1, 2004] AMENDED AND RESTATED: OCTOBER 1, 2004

Exhibit A

                            GIFT & ENTERTAINMENT LOG


|-----------------------------------------------------------------------------------------------|
|  Employee Name  |     Description of Gift/Event:    |   Value   | Estimated or  |   Date      |
|                 |    what, where, from whom, etc.   |           |  Actual?      |             |
|-----------------------------------------------------------------------------------------------|
|                 |                                   |           |               |             |
|-----------------------------------------------------------------------------------------------|
|-----------------|-----------------------------------|-----------|---------------|-------------|
|-----------------|-----------------------------------|-----------|---------------|-------------|
|-----------------|-----------------------------------|-----------|---------------|-------------|
|-----------------|-----------------------------------|-----------|---------------|-------------|
|-----------------|-----------------------------------|-----------|---------------|-------------|
|-----------------|-----------------------------------|-----------|---------------|-------------|
|-----------------|-----------------------------------|-----------|---------------|-------------|
|-----------------|-----------------------------------|-----------|---------------|-------------|
|-----------------|-----------------------------------|-----------|---------------|-------------|
|-----------------|-----------------------------------|-----------|---------------|-------------|
|-----------------|-----------------------------------|-----------|---------------|-------------|
|-----------------|-----------------------------------|-----------|---------------|-------------|
|-----------------|-----------------------------------|-----------|---------------|-------------|
|-----------------|-----------------------------------|-----------|---------------|-------------|
|-----------------|-----------------------------------|-----------|---------------|-------------|
|-----------------|-----------------------------------|-----------|---------------|-------------|
|-----------------|-----------------------------------|-----------|---------------|-------------|
|-----------------|-----------------------------------|-----------|---------------|-------------|
|-----------------------------------------------------------------------------------------------|


Exhibit B - 1
                       PERSONAL TRADING PRE-CLEARANCE FORM


This pre-clearance form documents that the proposed transaction is not a conflicting transaction. Pre-clearance must be granted prior to placing a trade, and is only good for the day of the approval.



1. Buy     _______________          Sell  _______________


2. Security     ___________________________________________________


3. Common Stock _________  Option _________  Debt __________ Other _____________


4. Symbol  ________________________


5. Number of Shares/Contracts/Principal Amount _____________________


6. Brokerage Account Number ________________  Broker/Custodian _________________



By signing below, the individual verifies that he or she has no inside information or other actual knowledge pertaining to the proposed transaction that constitutes a violation of the Code of Ethics or the federal securities laws.


Print Name: _______________________________________


Signature:  _______________________________________   ___________________
                                                              Date

By signing below, one of the two members of the Investment Staff assigned to the relevant industry/sector verifies that the proposed transaction is not, as of the date of such proposed transaction, being purchased or sold or being considered for purchase or sale for any Advisory Clients.

Print Name: _______________________________________


Signature:  _______________________________________   ___________________
                                                              Date

The signature of the Chief Compliance Officer (or her designee) below indicates that the proposed transaction has been approved in reliance on the representations made herein.



Signature: ________________________________________  ____________________
           Leora R. Weiner (or her designee)                 Date

Time:      ___________  a.m./p.m.

Exhibit B - 2
                       PERSONAL TRADING PRE-CLEARANCE FORM

                                REPORTABLE FUNDS



This pre-clearance form documents that the proposed transaction is not a conflicting transaction. Pre-clearance must be granted prior to placing a trade, and is only good for the day of the approval.



1. Buy     _______________    Sell _______________

2. Fund  ___________________________________________________

3. Symbol  ________________________

4. Number of Shares/Contracts/Principal Amount  _____________________

5. If NOT held direct:

   Brokerage Account Number_________________  Broker/Custodian__________________


By signing below, the individual verifies that he or she has no inside information or other actual knowledge pertaining to the proposed transaction that constitutes a violation of the Code of Ethics or the federal securities laws.


Print Name: _______________________________________


Signature:  _______________________________________   ___________________
                                                              Date


The signature of the Chief Compliance Officer (or her designee) below indicates that the proposed transaction has been approved in reliance on the representations made herein.


Signature: ________________________________________  ____________________
           Leora R. Weiner (or her designee)                 Date


NOTE: For purposes of purchases/sales of affiliated fund shares, if your account is held at the Transfer Agent, the pre-clearance date is the date that you send your order to BFDS.

Exhibit C

                             INITIAL HOLDINGS REPORT


Date of Employment:  __________________________________  (month/day/year)

The following is a list of current holdings (and all accounts in which securities were held for my direct or indirect benefit) as of a date not more than 45 days prior to the date I became an employee of PFR. Please note that ALL accounts must be listed (including accounts holding "Non-Covered Securities").

If you have no holdings, write "none." Similarly, if you have no brokerage and/or custodial accounts, write "none." In lieu of completing the schedule below, you may attach copies of brokerage / custodial statements if such statements contain all information required by paragraph E.2(a) of Section I of the Code.


|-----------------------------------------------------------------------------------------------|
|     SECURITY   |   TYPE  |  TICKER/CUSIP |  SHARES |   PRINCIPAL AMOUNT |  BROKER/CUSTODIAN   |
|                |         |               |         |                    |  Account Number(s)  |
|-----------------------------------------------------------------------------------------------|
|----------------|---------|---------------|---------|--------------------|---------------------|
|                |         |               |         |                    |                     |
|----------------|---------|---------------|---------|--------------------|---------------------|
|                |         |               |         |                    |                     |
|----------------|---------|---------------|---------|--------------------|---------------------|
|                |         |               |         |                    |                     |
|----------------|---------|---------------|---------|--------------------|---------------------|
|                |         |               |         |                    |                     |
|----------------|---------|---------------|---------|--------------------|---------------------|
|                |         |               |         |                    |                     |
|----------------|---------|---------------|---------|--------------------|---------------------|
|                |         |               |         |                    |                     |
|-----------------------------------------------------------------------------------------------|

This report (i) excludes holdings with respect to securities held in accounts over which I have no direct or indirect influence or control, and (ii) is not an admission that I have or had any direct or indirect Beneficial Ownership in the securities listed above.

INITIAL CERTIFICATION

In connection with the Code of Ethics for Clipper Fund, Inc. and Pacific Financial Research, Inc., amended and restated as of October 1, 2004, I certify as follows:

1. I have received a copy of the Code;

2. I have read and understand all provisions of the Code; and

3. I agree to comply with the terms of the Code.


Date: _____________       Signature:   _______________________________________

                          Print Name:  _______________________________________

Exhibit D
                             ANNUAL HOLDINGS REPORT

Initial / complete as appropriate:

________ The brokerage/custodial statements provided to the Chief Compliance Officer throughout this year list all current holdings, as of date which is no more than 45 days prior to the submission date of this Report.

OR

________ The attached schedule is a list of current holdings, as of date which is no more than 45 days prior to the submission date of this Report.

AND

Set forth below are all accounts in which securities were held for my direct or indirect benefit during the reporting period.

If you have no brokerage and/or custodial accounts, write "none."


|-------------------------------------------------------------------------------------------|
| NAME OF BROKER, DEALER OR BANK  |  BENEFICIAL OWNER(S) OF ACCOUNT  |  ACCOUNT NUMBER      |
|-------------------------------------------------------------------------------------------|
|                                 |                                  |                      |
|---------------------------------|----------------------------------|----------------------|
|                                 |                                  |                      |
|---------------------------------|----------------------------------|----------------------|
|                                 |                                  |                      |
|---------------------------------|----------------------------------|----------------------|
|                                 |                                  |                      |
|---------------------------------|----------------------------------|----------------------|

Please note that ALL accounts must be listed (including accounts holding "Non-Covered Securities").

This report (i) excludes holdings with respect to securities held in accounts over which I have no direct or indirect influence or control, and (ii) is not an admission that I have or had any direct or indirect Beneficial Ownership in the securities listed above.

ANNUAL CERTIFICATION

1. I have read and understand the Code of Ethics and recognize that I am subject thereto.

2. I hereby certify that, during the year ended December 31, 20 , I have complied with the requirements of the Code and I have reported all securities transactions and gifts received required to be reported pursuant thereto.


Date: _____________       Signature:  _______________________________________

                          Print Name: _______________________________________

Exhibit E
                         QUARTERLY SECURITIES TRANSACTION REPORT



For the Calendar Quarter Ended: _____________________ (month/day/year)

Initial/complete as appropriate:

_______ During the above-referenced calendar quarter, the brokerage / custodial statements that have been provided to the Chief Compliance Officer list all transactions effected in securities of which I had or may be deemed to have had, or by reason of such transaction acquired, a direct or indirect Beneficial Ownership, and which are required to be reported pursuant to the Code of Ethics.

OR

_______ I have effected no transactions in Covered Securities during the above-referenced calendar quarter.

AND

During the above-referenced calendar quarter, I have established on the dates indicated the following accounts in which securities were held during the quarter for my direct or indirect benefit. If none were opened, write "none."


|-----------------------------------------------------------------------------------------------------|
| BROKER, DEALER OR BANK THROUGH  |  BENEFICIAL OWNER(S) OF  |  ACCOUNT NUMBER | DATE ACCOUNT OPENED  |
  WHOM EFFECTED                      ACCOUNT
|-----------------------------------------------------------------------------------------------------|
|---------------------------------|--------------------------|-----------------|----------------------|
|                                 |                          |                 |                      |
|---------------------------------|--------------------------|-----------------|----------------------|
|                                 |                          |                 |                      |
|---------------------------------|--------------------------|-----------------|----------------------|
|                                 |                          |                 |                      |
|-----------------------------------------------------------------------------------------------------|

Please note that ALL accounts must be listed (including accounts holding "Non-Covered Securities").

This report (i) excludes holdings with respect to which I had no direct or indirect influence or control, and (ii) is not an admission that I have or had any direct or indirect Beneficial Ownership in the securities listed above.


Date: _____________       Signature:  _______________________________________

                          Print Name: _______________________________________

Exhibit F

                           SAMPLE OF BROKERAGE LETTER


[DATE]

[NAME OF CUSTODIAN]
[ADDRESS]
[CITY, STATE ZIP]

Re:   Account No.     _______________________________________

      Account Name(s) _______________________________________


Dear [NAME],

As of [DATE], please send to the person indicated below a duplicate confirmation of each transaction in the above named account and monthly brokerage account statements for the above named account.

Please mail the confirmations and account statements to:

      Pacific Financial Research, Inc.
      Attn: Leora R. Weiner, Esq.
      Chief Compliance Officer
      9601 Wilshire Blvd., Suite 800
      Beverly Hills, CA  90210

If you have any questions or concerns, please feel free to give me a call at
(310) 247-3939. Thank you for your immediate attention to this matter.

Sincerely,



[Name]


cc:   Leora R. Weiner